Exhibit 10.4(d)
AMENDMENT NO. 3 TO GENERAL PURCHASE AGREEMENT
This Amendment No. 3 to General Purchase Agreement (“Amendment 3”) is made and entered into this 3rd day of December, 2007 (the “Amendment Date”), by and between Lucent Technologies Inc., a Delaware corporation having an office at 600 Mountain Avenue, Murray Hill, New Jersey 07974, and MetroPCS Wireless, Inc., a Delaware corporation having an office at 2250 Lakeside Boulevard, Richardson, Texas 75082.
RECITALS
     WHEREAS, Customer and Seller entered into that certain General Purchase Agreement effective as of June 6, 2005 (as amended, the “Agreement”);
     WHEREAS, Customer and Seller entered into an Amendment No. 1 to the Agreement, dated September 30, 2005; and
     WHEREAS, Customer and Seller entered into an Amendment No. 2 to the Agreement, dated November 10, 2005;
     WHEREAS, Customer was the high bidder in Auction 66 and subsequently was granted certain licenses by the FCC to provide AWS; and
     WHEREAS, Customer and Seller want to further amend the Agreement, all on the terms and conditions hereinafter set forth.
     NOW, THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned Parties, intending to be legally bound, hereby agree to the foregoing and as follows:
1. INCORPORATION OF RECITALS; DEFINED TERMS. The foregoing recitals are hereby incorporated into this Amendment 3 and made a part hereof. Capitalized terms used herein but not defined herein shall have the meanings ascribed to them in the Agreement.
2. AMENDMENTS.
     2.1 Table of Contents. The Table of Contents of the Agreement is amended as follows:
     (a) The following section reference is added immediately following “2.10 Acceptance”:
     2.11 Reductions in Power Consumption
     (b) The list of Attachments is deleted in its entirety and replaced with the following:

Attachment A	PCS *** Pricing
Attachment A-1	AWS *** Pricing
Attachment B	Training
Attachment C	PCS *** Pricing

***	Where this marking appears throughout this Exhibit 10.4(d), information has been omitted pursuant to a request for confidential treatment and such information has been filed with the SEC separately
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Attachment C-1	AWS *** Pricing
Attachment D	RTSA and Sun MVM
Attachment E	Responsibilities Matrix for System Engineering, Implementation, and Optimization Services
Attachment F	Change Management Process
Attachment G	Repair and Exchange Services
Attachment H	Product Standard Intervals
Attachment I	Cell Site Self-Install Agreement
Attachment J	Services
Attachment K	Co-Marketing
Attachment L	Messaging
Attachment M	Intelligent Network
Attachment N	Metropolis® DMX/Managed Services Offer
     2.2 Section 1.1, Headings and Definitions. Section 1.1, Headings and Definitions, of the Agreement is amended through the alphabetical addition of the following defined terms:
“Amendment Date” means December 3, 2007.
“Amendment Term” shall have the meaning set forth in Section 1.2(a).
“Awarded AWS Licensed Areas” means the geographic areas encompassed within the following AWS licenses issued to Customer or its Affiliates in FCC Auction 66 for the construction and operation of an AWS system: (a) the D block AWS license for REA 001; (b) the C block AWS licenses for the following BEAs: 010, 057, 062, 088, 127, and 153; and (c) the portions of the D block AWS license for REA 006 that are in Nevada and California ***
“AWS” means advanced wireless services as authorized by the FCC in the frequency range of 1710 MHz to 1755 MHz and 2110 MHz to 2155 MHz.
“AWS CDMA System Products” means a collection of: (a) AWS CDMA products and software which comprise an AWS System used to provide AWS in the AWS frequency range which are used in switching, wireless access and transport of voice and data at AWS frequencies based on CDMA technology substantially similar to the Products and Software which are described in Sections 4(i), (ii), (iii) and (iv) of Attachments A-1 and C-1, and which are used and required in an integrated network solution; and (b) when generally available, those new, replacement or enhanced AWS CDMA products and software that become available during the Term which comprise an AWS System used to provide AWS in the AWS frequency range which are used in switching, wireless access and transport of voice and data at AWS frequencies based on CDMA technology substantially similar to the Products and Software described in Sections 4(i), (ii), (iii) and (iv) of Attachments A-1 and C-1, and which are used and required in an integrated network solution. Notwithstanding any contrary terms in the foregoing, “AWS CDMA System Products” does not include Excluded Products.
“AWS-First Dual Band Market” means those geographic areas (Markets or Licensed Areas) in which, now or in the future, Customer: (a) first holds an AWS license; and (b)
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subsequently acquires a PCS license. As of the Amendment Date, there are no AWS-First Dual Band Markets.
“AWS Licensed Area” means the geographic area for which the FCC has issued to Customer a license to construct and operate an AWS system.
“AWS Market” means an AWS Licensed Area, or area within an AWS Licensed Area, or combination of AWS Licensed Areas and areas within AWS Licensed Areas, as designated by Customer for AWS, but specifically excluding Dual Band Markets.
“AWS System” means a collection of Products and Software to be deployed and operated by Customer, an Affiliate or a Designated Entity to provide AWS in the AWS frequency range in an AWS Licensed Area.
“BEA” means basic economic area as defined by the FCC.
“Committed Features and Functions” shall have the meaning set forth in Section 1.10(e)(ii).
“Dual Band Market” means a PCS-First Dual Band Market and/or an AWS-First Dual Band Market, as applicable.
“Excluded Products” means: (x) site material, cabling ancillary to base station replacement, antennae, batteries, picocells, repeaters, femtocells, femtocell interfaces (meaning software and hardware required to achieve an interface between the femtocell and Seller Products and/or Software), media gateways, customer premises equipment, any products or software in Customer’s network that are not directly involved in the high power radio frequency transmission, circuit switching, or switching of the type performed by the Flexent packet switches identified in Attachments A, A-1, C and C-1 as of the Amendment Date, of telecommunications traffic, and any Vendor Items; and (y) any products or software: (a) that are not listed in, or for which Seller has not provided to Customer pricing in, Attachments A or A-1 as of the Amendment Date; and (b)(i) that are not new, replacement, or enhanced PCS CDMA products and software that become generally available after the Amendment Date and that meet the definition of PCS CDMA System Products under subsection (b) of the “PCS CDMA System Products” definition; or (ii) that are not new, replacement, or enhanced AWS CDMA products and software that become generally available after the Amendment Date and that meet the definition of AWS CDMA System Products under subsection (b) of the “AWS CDMA System Products” definition.
“Initial Expiration Date” shall have the meaning set forth in Section 1.2(a).
“IPBH” means internet protocol backhaul.
“New PCS Market” means: (a) those PCS Markets and PCS-First Dual Band Markets that qualify as such under the terms of Attachment A, Section 2, or Attachment C, Section 2; and (b) a PCS Market or PCS-First Dual Band Market where Customer has not previously (before the Amendment Date) provided PCS and where Customer deploys a PCS System that is placed into In-Revenue Service.
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“PCS-First Dual Band Market” means those geographic areas (Markets or Licensed Areas) in which, now or in the future, Customer: (a) first holds a PCS license; and (b) holds both a PCS license and an AWS license. As of the Amendment Date, the PCS-First Dual Band Markets are:
PCS-FIRST DUAL BAND MARKETS

BTA Name	BTA Name	BTA Name
79 Chico	262 Los Angeles	101 Dallas*
291 Merced	28 Bakersfield	418 Sherman**
303 Modesto	397 Salinas/Monterey	112 Detroit
389 Sacramento	404 SF/Oakland
434 Stockton	134 Eureka
485 Yuba City
371 Redding

*	Only includes the eleven (11) counties comprising the Dallas-Ft. Worth cellular market area.

**	Only includes Grayson and Fannin counties.
“PCS Licensed Area” means one of the major trading areas in frequency blocks A and B or one of the basic trading areas in frequency blocks C, D, E, or F, for which the FCC has issued to Customer a license to construct and operate a PCS system.
“PCS Market” means a PCS Licensed Area, or area within a PCS Licensed Area, or combination of PCS Licensed Areas and areas within PCS Licensed Areas, as designated by Customer for PCS, but specifically excluding Dual Band Markets.
“REA” means regional economic area as defined by the FCC.
“Release” shall have the meaning set forth in Section 1.10(e)(i).
“Release Notice” shall have the meaning set forth in Section 1.10(e)(ii).
“RTU License” shall have the meaning set forth in Section 3.2(d).
“TrFO” means transcoder free operation.
     2.3 Section 1.1, Headings and Definitions. Each of the following defined terms in Section 1.1, Headings and Definitions, of the Agreement is deleted in its entirety and replaced with the corresponding defined term set forth below:
“Backwards Compatible” means, with respect to Software, the ability of a new Major Release, Software Update, or Software Upgrade (as defined in Attachment D) to function with the immediately preceding Major Release, Software Update, or Software Upgrade, as the case may be, in accordance with their respective Specifications, and with all existing In-Revenue Service Seller Manufactured Products (only to the extent that such Software has been designed to function with such Seller Manufactured Products) already installed or already ordered from Seller to be installed in the relevant PCS System or AWS System.
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***
“Delivery Date”, “Delivery” or similar derivations thereof means the actual date on which: (a) as to Products, Licensed Materials or other items furnished to Customer under this Agreement where Seller will be installing such Products, Licensed Materials or other items: (i) the Products, Licensed Materials or other items are physically delivered to the Customer premises or Site where such Products, Licensed Materials or other items are to be installed or such Services are to be performed; and (ii) the Customer-designated recipient has signed off on the same; or (b) as to Products, Licensed Materials or other items furnished to Customer under this Agreement where Seller will not be installing such Products, Licensed Materials or other items: (i) the Products, Licensed Materials or other items are physically delivered to the Customer-designated final destination established in the applicable Purchase Order (irrespective of whether delivered in the interim to a Seller staging center); and (ii) the Customer-designated recipient has signed off on the same.
“Existing Market” shall mean a PCS Market which is listed in or defined as an Existing Market in Attachment A or C, as appropriate.
“In-Revenue Service” means use of a Product or any part thereof for commercial service, whether or not revenue is actually being generated.
“Licensed Area” means a PCS Licensed Area or an AWS Licensed Area, as applicable.
“Market” shall mean a PCS Market, an AWS Market or a Dual-Band Market, as applicable.
“New Market” means a New PCS Market, an AWS Market or an AWS-First Dual Band Market, as applicable.
“PCS CDMA System Products” means a collection of: (a) PCS CDMA products and software which comprise a PCS System used to provide PCS in the PCS frequency range which are used in switching, wireless access and transport of voice and data at PCS frequencies based on CDMA technology substantially similar to the Products and Software which are described in Attachments A and C, Sections 4A(i)(ii)(iii) and 4B(i)(ii)(iii)(iv)(v)(vi)(viib), and which are used and required in an integrated network solution, and (b) when generally available, those new, replacement or enhanced PCS CDMA products and software that become available during the Term which comprise a PCS System used to provide PCS in the PCS frequency range which are used in switching, wireless access and transport of voice and data at PCS frequencies based on CDMA technology substantially similar to the Products and Software described in Attachments A and C, Sections 4A(i)(ii)(iii) and 4B(i)(ii)(iii)(iv)(v)(vi)(viib), and which are used and required in an
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integrated network solution. Notwithstanding any contrary terms in the foregoing, “PCS CDMA System Products” does not include Excluded Products.
“PCS System” means a collection of Products and Software to be deployed and operated by Customer, an Affiliate or a Designated Entity to provide PCS in the PCS frequency range in a PCS Licensed Area.
“Remote Technical Support” and “RTS” mean the optional support Services described in Attachment D.
“Site” shall mean the land and/or buildings owned or leased by Customer, one of its Affiliates or any Designated Entity for which all or any portion of a PCS System or an AWS System is or will be located.
“Software” means a computer program consisting of a set of logical instructions and tables of information which guide the functioning of a processor; such program may be contained in any medium whatsoever, including hardware containing a pattern of bits representing such program, but the term “Software” does not mean or include such medium. The Software described in this Agreement is the current version available for commercial customers and generally provided by Seller in connection with the Products referenced herein. “Software” shall include any Major Release, Software Update, Software Upgrade, Craft, Point Release, Standard Base Software Release and Retrofit, all as and to the extent defined in Attachment D, which may be provided by Seller to Customer from time to time.
“Standard Interval” means the elapsed time, as specified in Attachment H, between the date of a Customer request for quote preparation of a Product, Licensed Material, and/or associated Service, and: (a) if not installed by Seller, the Delivery Date for such Product or Licensed Material; or (b) if installed by Seller, the Installation Completion Date for such Product or Licensed Material.
     2.4 Section 1.2(a), Initial Term. The first sentence of Section 1.2(a), Initial Term, of the Agreement is deleted in its entirety and replaced with the following:
This Agreement shall be effective on the Effective Date and, except as otherwise provided herein, shall continue in effect until the earlier of: (a) December 31, 2011; or (b)*** (such date, the “Initial Expiration Date”; such term, the “Initial Term”; and the term of this Agreement from the Amendment Date to the Initial Expiration Date, the “Amendment Term”).
     2.5 Section 1.2(b), Renewal Terms. Section 1.2(b), Renewal Terms, of the Agreement is amended as follows:
     (a) Each reference to “Attachment A” is deleted and replaced with “Attachments A and A-1”.
     (b) Each reference to “Attachment C” is deleted and replaced with “Attachments C and C-1”.
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     2.6 Section 1.3(c), Scope of the Initial Project. Section 1.3(c), Scope of the Initial Project, of the Agreement is amended as follows:
     (a) The first paragraph (preceding, but not including, the table) is deleted in its entirety and replaced with the following:
(i) PCS. Seller and Customer acknowledge that the following represents generally the schedule of work to be performed hereunder to deploy, maintain and/or upgrade PCS CDMA System Products in the identified PCS Markets. As soon as practicable, the Parties shall jointly develop detailed project plans and delivery and installation schedules consistent with the proposed schedule. The project plan will contain the responsibilities of both Parties. ***
     (b) The following new subsections (ii), (iii) and (iv) are added immediately following subsection (i) (and the table that is part of subsection (i)):
(ii) AWS. Seller and Customer acknowledge that the following represents generally the schedule of work to be performed hereunder to deploy AWS Systems in the Awarded AWS Licensed Areas. As soon as practicable, the Parties shall jointly develop detailed project plans and delivery and installation schedules consistent with the proposed schedule. The project plan will contain the responsibilities of both Parties. ***

Market	Infrastructure Ready*
***	***
***
(iii) ***
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     (iv) Product Restrictions. Except under the circumstances described below in this Section, Customer agrees that it will not *** Further, Customer agrees that Products purchased ***. Notwithstanding the foregoing, during a Force Majeure event or other mutually agreed extraordinary circumstance, Customer shall have the right to *** purchased under the terms of Attachment*** in order to effectively restore service to Customer’s network within the affected PCS Market(s). ***
Not more often than *** and upon reasonable prior written notice to Customer, Seller may, at Seller’s expense, perform system audits of Customer’s PCS Systems and AWS Systems utilizing PCS CDMA System Products or AWS CDMA System Products during normal business hours (which audits shall not interfere with Customer’s day-to-day operations or delivery of service to its customers). If the audit results show that Customer has *** purchased under the terms of Attachment *** or has *** circuit packs purchased under the terms of Attachment *** in contravention of the preceding paragraph, then Seller shall provide such audit results to, and review such audit results with, Customer. If any such audit reflects material transfers of *** in contravention of the restrictions set forth in this Section, subject to Customer’s right to dispute such findings under the terms of Section 1.35, as its sole and exclusive remedy, Seller may invoice Customer for, and Customer shall be obligated to pay to Seller, ***, and, provided Customer makes such payment when due, such breach will not be deemed a Customer Event of Default.
     2.7 Section 1.4(a), Entitlement to Discounts/General. Section 1.4(a), Entitlement to Discounts/General, of the Agreement is amended as follows:
(a) The first sentence is deleted in its entirety and replaced with the following:
Attachments A and C reflect the prices applicable to Customer following the application of discounts to Seller’s standard prices for Seller’s PCS Products, Licensed
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Materials and Services, and Attachments A-1 and C-1 reflect the prices applicable to Customer following the application of discounts to Seller’s standard prices for Seller’s AWS Products, Licensed Materials and Services.
(b) The last sentence is deleted in its entirety and replaced with the following:
Attachments A, A-1, C and C-1 may be modified from time to time by mutual written agreement of the Parties.
     2.8 Section 1.4(b), Exclusivity. Section 1.4(b), Exclusivity, is deleted in its entirety and replaced with the following:
Subject to the further terms of this Agreement including, without limitation, the further terms of this Section, Customer’s right to receive the prices, discounts and incentives set forth in: (i) Attachment A are conditional upon Customer’s purchasing exclusively from Seller Customer’s requirements for PCS CDMA System Products for all of the PCS Licensed Areas licensed to Customer as of the Effective Date hereof and for any additional PCS Licensed Areas acquired by Customer during the Initial Term (and during any Renewal Term for which Customer elects to continue purchasing under Attachment A, as set forth in Section 1.2(b)); and (ii) Attachment A-1 are conditional upon Customer’s purchasing exclusively from Seller Customer’s requirements for AWS CDMA System Products for all of the Awarded AWS Licensed Areas. Except as expressly set forth in Attachments A or A-1, and for the avoidance of doubt, the prices, discounts and incentives for any Products and Licensed Materials that do not constitute PCS CDMA System Products or AWS CDMA System Products shall not require Customer to purchase such Products and Licensed Materials exclusively from Seller.
If any of the following events occur, then Customer will be relieved from the above-described exclusivity obligations as specifically set forth below:
(i)	If Customer *** , Customer shall be relieved from the exclusivity provisions of this Section ***

(ii)	If Customer is relieved of the above-described exclusivity provision under Section 1.6(a), the prices, discounts and incentives set forth in Attachments A and A-1 will apply to any and all subsequently placed Purchase Orders.
(iii)	If Customer is relieved of the above-described exclusivity provision under Section 1.6(b), the prices, discounts and incentives set forth in Attachments C and C-1 will apply to any and all subsequently placed Purchase Orders.
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(iv)	Under Section 1.26(b), if Customer has the right to cancel Purchase Orders and/or contract with another supplier for any products, licensed materials or services that Seller cannot supply or perform because of a Force Majeure, then to the extent they otherwise would be applicable, Customer will be relieved of its exclusivity obligations under this Section for so long as the Force Majeure prevents Seller from performing. *** If and when *** , Customer shall resume purchasing PCS CDMA System Products and AWS CDMA System Products exclusively from Seller as provided in this Section in any PCS Licensed Area and/or Awarded AWS Licensed Area where ***

(v)	If Customer is permitted to purchase replacement products for a Discontinued Product from other suppliers as set forth in Sections 1.19(f), 2.2, 2.5 or 3.4, then Customer will be relieved of the above-described exclusivity provisions as provided in Sections 1.19(f), 2.2, 2.5 or 3.4, as applicable. If Customer subsequently orders from Seller the Discontinued Product or the other Products and Software that are an integral part of the Discontinued Product’s operation, the prices set forth in Attachments C and C-1 will apply to such purchases.
(vi)	***
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     Except when Customer is relieved of exclusivity pursuant to clauses (i) through (vi) above (but only to the extent relieved of exclusivity as provided above), if Customer has elected to purchase PCS CDMA System Products in the PCS Licensed Areas and AWS CDMA System Products in the Awarded AWS Licensed Areas exclusively from Seller during the Initial Term or any Renewal Term as described above in this Section, and Customer ceases to purchase PCS CDMA System Products from Seller in the PCS Licensed Areas and AWS CDMA System Products from Seller in the Awarded AWS Licensed Areas exclusively during such Term (for the avoidance of doubt, Customer will not have ceased purchasing in accordance with this Section to the extent Customer is relieved of exclusivity in accordance with the terms set forth in this Section), then: (i) Customer will no longer be entitled to the pricing set forth in Attachments A and A-1 and the pricing set forth in Attachments C and C-1 will apply to all of Customer’s purchases; (ii) *** (iii) *** Such payment and repayment pursuant to the preceding sentence shall constitute Seller’s sole and exclusive remedy for Customer’s conversion from purchasing: (iv) PCS CDMA System Products in the PCS Licensed Areas exclusively from Seller pursuant to Attachment A to Customer purchasing PCS CDMA System Products non-exclusively from Seller pursuant to Attachment C; or (v) AWS CDMA System Products in the Awarded AWS Licensed Areas exclusively from Seller
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pursuant to Attachment A-1 to Customer purchasing AWS CDMA System Products non-exclusively from Seller pursuant to Attachment C-1, and upon satisfaction of the requirements set forth in subsections (ii) and (iii) above, Customer will be deemed to have met its obligation, and such purchase conversion by Customer shall not constitute a breach hereunder. Notwithstanding anything contained herein to the contrary, and for the avoidance or doubt, if Customer elects during a Renewal Term to purchase PCS CDMA System Products in the PCS Licensed Areas or AWS CDMA System Products in the Awarded AWS Licensed Areas from Seller non-exclusively pursuant to Attachments C and
C-1, Customer shall not be required to make any payment or re-payment to Seller as described in clauses (ii) and (iii) above.
Notwithstanding anything to the contrary in the Agreement or any Attachment, Customer shall have the right to purchase or license the Products, Licensed Materials and/or Services set forth on Attachments B, I, J, L and N at the prices (including, without limitation, all discounts, credits and incentives) and terms set forth in the applicable Attachment, irrespective of whether Customer fails to purchase or license the PCS CDMA System Products in the PCS Licensed Areas and AWS CDMA System Products in the Awarded AWS Licensed Areas exclusively from Seller.
     2.9 Section 1.6(a), Orders/General. Section 1.6(a), Orders/General, of the Agreement is amended as follows:
     (a) The fourth sentence in the third paragraph is deleted in its entirety and replaced with the following:
Electronic Purchase Orders shall be subject to the Purchase Order acceptance procedures under this Section.
(b) The seventh paragraph is deleted in its entirety and replaced with the following:
Notwithstanding anything to the contrary in this Agreement or any Attachment, Customer is not required and/or obligated to purchase or license any Product, Software, Licensed Material, PCS CDMA System Product, AWS CDMA System Product, PCS System, AWS System, Information, Related Documentation, Service, Know-How or any other product or service from Lucent under this Agreement except as set forth in a duly authorized, accepted Purchase Order.
     2.10 ***
     2.11 Section 1.6(c), Purchase Order Communications. Section 1.6(c), Purchase Order Communications, of the Agreement is deleted in its entirety and replaced with the following:
(c) Purchase Order Communications. Notwithstanding communications and notices addresses as set forth in Section 1.22, the Parties will route all communications relating to Purchase Orders as follows:
To Seller:
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Alcatel-Lucent
***
Sales Support — Order Entry
8-2N-160F
800 North Point Parkway
Alpharetta, GA 30005
***
***
***
Alcatel-Lucent
***
***
***
***
***

To Customer:
MetroPCS Wireless, Inc.
2250 Lakeside Boulevard
Richardson, Texas 75082-4304
Attn.: Senior Vice President and Chief Financial Officer
***
     2.12 Section 1.7(a), Customer-Initiated Changes/General. Section 1.7(a), Customer-Initiated Changes/General, of the Agreement is amended by adding “or AWS System” following “PCS System” in the last sentence.
     2.13 Section 1.8(a), Seller-Initiated Changes/General. Section 1.8(a), Seller-Initiated Changes/General, of the Agreement is amended by adding “or AWS System” following “PCS System” in the last sentence.
     2.14 Section 1.9(a), Prices/General. Section 1.9(a), Prices/General, of the Agreement is deleted in its entirety and replaced with the following:
(a) General. Prices, fees, and charges (hereinafter “prices”) shall be as set forth in Seller’s Customer Price Lists, firm price quotations, specific agreements, or other prices submitted by Seller to Customer, as modified by and subject to the applicable terms of any Attachment to this Agreement that includes pricing information including, without limitation, Attachments A, A-1, C, C-1, J and N. The discounts and incentives referenced in Attachments A, A-1, C and C-1 will remain in effect for the Term of the Agreement in accordance with the other terms and conditions thereof.
2.15 ***
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(i) ***
2.16 ***
(a) ***
(b) ***
2.17 ***
     2.18 Section 1.10(e), Delivery of New Features and Functions. The following new Section 1.10(e), Delivery of New Features and Functions, is added to the Agreement immediately following Section 1.10(d), Allocation of Payments:
(e)(i) Delivery of New Features and Functions. Seller typically announces new features and functions that it anticipates including in the next *** of its products and/or software (each, a “Release”) via Seller’s “CDMA Network Release Planning Letter” that it issues with each Release which describes ***. Once a CDMA Network Release Planning Letter has been issued with respect to a particular product or
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software Release, Customer shall have the right to request a quote from Seller for the product or software Release that includes such features and functions, and Seller shall: (A) *** (B) ***; (C) *** (D) ***. If, following receipt of such a quote (i.e., price and availability) from Seller, Customer issues a Purchase Order to Seller for such Release, the terms of Section 1.6 shall govern the processing and acceptance of such Purchase Order.
(ii) If, in accordance with the terms of Section 1.6, Seller accepts, or is deemed to have accepted, a Purchase Order issued by Customer under the terms of this Section or Customer has purchased BRSS and has given Seller written notice of its intention to take delivery of selected critical features or functions (the selection of which Customer shall have discussed with Seller in advance) that are scheduled for inclusion in a Release (“Release Notice”), the selected critical features and functions included in the applicable Release shall constitute “Committed Features and Functions”. Seller shall Deliver the Committed Features and Functions: (A) included in an accepted Purchase Order within *** of the Customer-requested Delivery Date specified in the applicable accepted Purchase Order; or (B) identified in a Release Notice within *** of Seller’s first announced scheduled availability date for the applicable Release. If Seller fails to Deliver the Committed Features and Functions within the applicable time frame, then Customer may: (C) ***; and/or (D) ***. If Seller fails to Deliver the Committed Features and Functions within the applicable time frame, then Customer may elect: (E) ***; or (F) ***; or (G) ***.
(iii) Notwithstanding anything that may be contained herein to the contrary, the new features and functions selected for *** and *** that shall constitute Committed Features and Functions for purposes of this Section, and the guaranteed availability dates for such Committed Features and Functions, are contained in the following table, and there is no requirement that Seller have issued to Customer a quote, or Customer have issued to Seller a Purchase Order or Release Notice, for such features and functions.
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Committed Features and Functions List

Guaranteed
AWS Model	Availability Date	Release
***	***	***
***	***	***
***	***	***
***	***	***

Guaranteed
Feature	Availability Date	Release
***	***	***
***	***	***
     2.19 Section 1.11(a), Site Preparation. Section 1.11(a), Site Preparation, of the Agreement is deleted in its entirety and replaced with the following:
(a) Site Preparation. Customer shall notify Seller when the Site(s) for the Products described in any Purchase Order are ready for installation and Customer’s responsibilities under Article IV relating to such Site(s) have been performed or furnished by the date mutually agreed to by the Parties. Such date shall be determined by the Parties prior to Purchase Order acceptance. Seller shall have access to such Site(s) on and after the date of Seller’s receipt of such notification (the “Start Date”).
     2.20 Section 1.14(a), Title and Risk of Loss/General. The first sentence of Section 1.14(a), Title and Risk of Loss/General, of the Agreement is deleted in its entirety and replaced with the following:
Title to a Product, and risk of loss and damage to a Product, Licensed Material, or other item furnished to Customer under this Agreement, shall pass from Seller to Customer upon Delivery.
2.21 ***
     2.22 Section 1.20(a), Infringement Claims. Subsection (1) of Section 1.20(a), Infringement Claims, of the Agreement is deleted in its entirety and replaced with the following:
(1) the Use, purchase, offer to sell, reproduction, and/or sale, all of the foregoing in accordance with this Agreement by, or the exercise of any rights granted by Seller hereunder to, Customer, its Affiliates, Designated Entities, their customers and/or Authorized Users of any***
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Products, Software, Licensed Materials, Information, Know-How and/or Specifications; and/or
     2.23 Section 1.21(c), Permitted Disclosures. Section 1.21(c), Permitted Disclosures, of the Agreement is amended as follows:
     (a) In the first paragraph, “(other than pursuant to clause (iv) below)” is added immediately following “to the extent the disclosure will be made to any third party”.
     (b) In Subsection (ii), “or AWS Systems” is added immediately following “transfer of the PCS Systems”.
     2.24 Section 1.22, Notices. The contact information for notice recipients in Section 1.22, Notices, of the Agreement is deleted in its entirety and replaced with the following:

To Seller:	Alcatel-Lucent
1 Marigold Court
Lumberton, New Jersey 08048
*** ***

Copy To:	Alcatel-Lucent
2400 Dallas Parkway, Suite 505
Plano, Texas 75093
*** ***

To Customer:	MetroPCS Wireless, Inc.
2250 Lakeside Boulevard
Richardson, Texas 75082-4304
*** ***

Copy To:	MetroPCS Wireless, Inc.
2250 Lakeside Boulevard
Richardson, Texas 75082-4304
*** ***
     2.25 Section 1.27(d), Customer’s Collateral Assignment. Section 1.27(d), Customer’s Collateral Assignment, is deleted in its entirety and replaced with the following:
Without Seller’s consent, Customer shall have the right to collaterally assign its rights hereunder for security purposes (including, without limitation, all licenses with respect to the Licensed Materials) to any or all lenders providing financing to Customer, provided that such assignment does not amend or modify any of Customer’s obligations hereunder or any of Seller’s rights or obligations under this Agreement.
PROPRIETARY AND CONFIDENTIAL TO METROPCS AND LUCENT TECHNOLOGIES INC.

2.26 ***
     2.27 Section 1.37, Financing Requirements. The first two sentences of Section 1.37, Financing Requirements, of the Agreement are deleted in their entirety and replaced with the following:
Seller acknowledges that the attainment of financing by Customer may be subject to conditions that are customary and appropriate for the providers of such financing. Therefore, Seller agrees to promptly consider any reasonable amendment to or modification or assignment of this Agreement required by such providers (including, without limitation, any pertinent industrial development authority or other similar governmental agency issuing bonds for financing of a PCS System or AWS System) which do not modify the scope of Seller’s work or Seller’s rights or obligations hereunder.
     2.28 Section 1.38(g)(iii), Non-Responsibility Notice. Section 1.38(g)(iii), Non-Responsibility Notice, of the Agreement is deleted in its entirety and replaced with the following:
(iii) Non-Responsibility Notice. Customer reserves the right to post or place on and/or within its premises, Sites, PCS Systems and/or AWS Systems notices of non-responsibility, or to do any other act required by Applicable Law, to exempt Customer, its premises, Sites, PCS Systems and AWS Systems from any liability to third parties by reason of any Services or improvements to be performed or furnished by Seller hereunder; provided that failure by Customer to do so will not release or discharge Seller from any of its obligations hereunder.
     2.29 Section 1.40(c), Removal of Subcontractors. Section 1.40(c), Removal of Subcontractors, of the Agreement is deleted in its entirety and replaced with the following:
(c) Removal of Subcontractors. Customer has the right at any time to request removal of a Subcontractor and/or any of a Subcontractor’s personnel from work on Customer’s Sites, premises, PCS Systems or AWS Systems upon reasonable grounds and reasonable prior notice to Seller. Seller shall remove such Subcontractor and/or Subcontractor’s personnel upon such notice and shall use its best commercially reasonable efforts to replace such removed Subcontractor and/or any of Subcontractor’s personnel without causing any delay on any work on a PCS System or AWS System; provided, however, that to the extent that Seller uses its best commercially reasonable efforts to replace such removed Subcontractor and/or any of Subcontractor’s personnel, Seller shall not be responsible for any delay on any work on Customer’s Sites, premises, PCS Systems or AWS Systems. Such request shall be in writing and, upon receipt of such request.
     2.30 Section 2.4(a), Applicable Laws. The first two sentences of Section 2.4(a), Applicable Laws, of the Agreement are deleted in their entirety and replaced with the following:
Seller represents and warrants to Customer that all Products (excluding Discontinued Products after the applicable discontinuation notice period has expired) furnished hereunder are and shall continue to comply with all Applicable Laws including, without limitation, the requirements of Part 24 of the FCC’s Rules and Regulations pertaining to personal communications services in effect upon Delivery of such Products. Seller represents and warrants to Customer that all Products (excluding Discontinued Products after the applicable discontinuation notice period has expired) furnished hereunder are and shall continue to comply with all Applicable Laws including, without limitation, the requirements of Part 27 of the FCC’s Rules and Regulations pertaining to advanced wireless services in effect upon Delivery of such Products. In addition, Seller represents and
PROPRIETARY AND CONFIDENTIAL TO METROPCS AND LUCENT TECHNOLOGIES INC.

warrants to Customer that all Products (excluding Discontinued Products after the applicable discontinuation notice period has expired) furnished hereunder are and shall continue to comply with the requirements of Subpart J of Part 15 of the FCC’s Rules and Regulations in effect upon Delivery of the applicable Product, including those sections concerning the labeling of such Product and the suppression of radio frequency and electromagnetic radiation to specified levels.
     2.31 Section 2.8, Customer Technical Support. Section 2.8, Customer Technical Support, of the Agreement is deleted in its entirety and replaced with the following:
Upon Customer’s request, Seller shall provide Customer Technical Support for the PCS Systems and AWS Systems through the Remote Technical Support Program (“RTS Program”) described in Attachment D. The RTS Program provides diagnostic center support, performance measurement and system engineering services at the prices, terms and conditions for such services set forth in Attachments D and J. Special, unusual or customized services may be billable, depending upon the nature of the request. When accessing Customer’s PCS Systems or AWS Systems, Seller will follow Customer’s internal rules relating to access and control of access which Customer has adopted to comply with the Sarbanes-Oxley Act and related federal regulations. Customer will provide Seller with a copy of such rules and any and all updates that Customer adopts from time to time.
     2.32 Section 2.9(b), Warranty Periods. Section 2.9(b), Warranty Periods, of the Agreement is amended as follows:
     (a) In the second row of the table, “or AWS” is added immediately following “PCS”.
     (b) The last paragraph is deleted in its entirety and replaced with the following:
Notwithstanding anything in this Agreement to the contrary, if Customer uses any part of any Product for In-Revenue Service, or to provide training or hands-on experience to Customer’s personnel, the applicable Warranty Period shall commence.
     2.33 Section 2.9(g), Ownership of Defective Products and Parts. Section 2.9(g), Ownership of Defective Products and Parts, is amended by deleting “In Revenue Service” and replacing it with “In-Revenue Service”.
     2.34 Section 2.10, Acceptance. Section 2.10, Acceptance, of the Agreement is amended by deleting the two references to “In Revenue Service” and replacing them with “In-Revenue Service”.
2.35 ***
PROPRIETARY AND CONFIDENTIAL TO METROPCS AND LUCENT TECHNOLOGIES INC.

2.11 ***
2.36 ***
(d) ***
     2.37 Section 3.5(b)(i), Applicable Laws. The first two sentences of Section 3.5(b)(i), Applicable Laws, of the Agreement are deleted in their entirety and replaced with the following:
Seller represents and warrants to Customer that all Software furnished hereunder is and shall continue to comply with all Applicable Laws including, without limitation, the requirements of Part 24 of the FCC’s Rules and Regulations pertaining to personal communications services in effect upon Delivery of such Software. Seller represents and warrants to Customer that all Software furnished hereunder is and shall continue to comply with all Applicable Laws including, without limitation, the requirements of Part 27 of the FCC’s Rules and Regulations pertaining to advanced wireless services in effect upon Delivery of such Software. In addition, Seller represents and warrants to Customer that all Software furnished hereunder is and shall continue to comply with the requirements of Subpart J of Part 15 of the FCC’s Rules and Regulations in effect upon Delivery of the applicable Software, including those sections concerning the labeling of such Software and the suppression of radio frequency and electromagnetic radiation to specified levels.
     2.38 Section 3.8(b), Warranty Periods. Section 3.8(b), Warranty Periods, of the Agreement is amended as follows:
     (a) In the second row of the table, “or AWS” is added immediately following “PCS”.
(b) The last paragraph is deleted in its entirety and replaced with the following:
PROPRIETARY AND CONFIDENTIAL TO METROPCS AND LUCENT TECHNOLOGIES INC.

The Warranty Period for media and Related Documentation shall commence on the same date as the Warranty Period for their associated Software. The Warranty Period for PCS or AWS MSC and base station Software (including any prior Software Update issued to Customer in respect thereto) expires upon installation of any subsequent Software Update or Major Release for such Software (or Software Update) provided to Customer through Seller’s BRSS Program described in Attachment D.
     2.39 Section 4.2, Acceptance of Installation. The first two sentences of the second paragraph of Section 4.2, Acceptance of Installation, of the Agreement are deleted in their entirety and replaced with the following:
When Seller has finished installing a Product, Licensed Material, PCS System or AWS System in accordance with the relevant provisions of Attachment E, Attachment J, Attachment L, Attachment M, Attachment N or other written statement of work agreed by the Parties (“Installation Completion”), Seller shall notify Customer of Installation Completion. Upon receipt of Seller’s notice, and provided Customer has notified Seller at the commencement of installation of Customer’s intent to conduct Acceptance Tests, Customer may test and review the installed Product, Licensed Material, PCS System or AWS System and all related Services to determine if they have been performed, in Customer’s reasonable satisfaction, in accordance with the relevant Attachment and/or statement of work.
     2.40 Section 4.4, Conditions of Installation and Other Services Performed on Customer’s Site. The “Items Provided by Customer” portion of Section 4.4, Conditions of Installation and Other Services Performed on Customer’s Site, of the Agreement is amended as follows:
     (a) The subsection captioned “Regulatory Commission Approvals” is amended by: (i) deleting “Federal Communications Commission” and replacing it with “FCC”; and (ii) adding “or AWS System” immediately following “PCS System”.
     (b) The subsection captioned “General Building Conditions” is amended by adding “or AWS” immediately following “PCS”.
     (c) Section (a) of the subsection captioned “General Building Conditions” is amended by deleting the two references to “PCS”.
     (d) The subsection captioned “PCS System Utility Requirements” is amended by: (i) deleting “PCS System” in the caption; and (ii) adding “or AWS System” immediately following each of the three references to “PCS System”.
     (e) The subsection captioned “Watch Services” is amended by: (i) deleting “For PCS,” in the first sentence; and (ii) capitalizing the “p” in “provide” in the first sentence.
     2.41 Section 5.1, Entire Agreement. Section 5.1, Entire Agreement, of the Agreement is amended by deleting “Attachments A through M” and replacing it with “Attachments A through N”.
     2.42 Attachment A, ***Pricing. Attachment A, *** Pricing, of the Agreement is amended as follows:
PROPRIETARY AND CONFIDENTIAL TO METROPCS AND LUCENT TECHNOLOGIES INC.

(a) ***
(b) ***
(c)***
(d)***
PROPRIETARY AND CONFIDENTIAL TO METROPCS AND LUCENT TECHNOLOGIES INC.

(e) ***
(f) ***
J. ***
(g) ***
PROPRIETARY AND CONFIDENTIAL TO METROPCS AND LUCENT TECHNOLOGIES INC.

(h) ***
(i) ***
PROPRIETARY AND CONFIDENTIAL TO METROPCS AND LUCENT TECHNOLOGIES INC.

     2.43 Attachment A-1, AWS *** Pricing. A new Attachment A-1, AWS *** Pricing, the form of which is attached hereto as Schedule 1, is added to the Agreement immediately following Attachment A, PCS *** Pricing.
     2.44 Attachment C, *** Pricing. Attachment C, *** Pricing, of the Agreement is amended as follows:
     (a) The caption of the Attachment is deleted in its entirety and replaced with “PCS *** Pricing”.
(b) ***
(c) ***
PROPRIETARY AND CONFIDENTIAL TO METROPCS AND LUCENT TECHNOLOGIES INC.

(d) ***
     2.45 Attachment C-1, AWS *** Pricing. A new Attachment C-1, AWS ***Pricing, the form of which is attached hereto as Schedule 2, is added to the Agreement immediately following Attachment C, PCS *** Pricing.
     2.46 Attachment D, Remote Technical Support Advantage (RTSA) and Multivendor Maintenance Service for Sun Products (Sun MVM). Attachment D, Remote Technical Support Advantage (RTSA) and Multivendor Maintenance Service for Sun Products (Sun MVM), of the Agreement is deleted in its entirety and replaced with the new form of Attachment D that is attached hereto as Schedule 3.
     2.47 Attachment H, Product Standard Intervals. Attachment H, Product Standard Intervals, of the Agreement is deleted in its entirety and replaced with the new form of Attachment H that is attached hereto as Schedule 4.
     2.48 Attachment I, Cell Site Self-Install Agreement. Attachment I, Cell Site Self-Install Agreement, of the Agreement is amended as follows
(a) ***
PROPRIETARY AND CONFIDENTIAL TO METROPCS AND LUCENT TECHNOLOGIES INC.

(b) ***
(c) ***
(d) ***
PROPRIETARY AND CONFIDENTIAL TO METROPCS AND LUCENT TECHNOLOGIES INC.

     2.49 Attachment J, Services. Attachment J, Services, of the Agreement is deleted in its entirety and replaced with the new form of Attachment J that is attached hereto as Schedule 5.
     2.50 Attachment K, Co-Marketing. Attachment K, Co-Marketing, of the Agreement is deleted in its entirety and replaced with the new form of Attachment K that is attached hereto as Schedule 6.
     2.51 Attachment L, Messaging. Attachment L, Messaging, of the Agreement is deleted in its entirety and replaced with the new form of Attachment L that is attached hereto as Schedule 7.
3. MISCELLANEOUS. Except as provided herein, all of the terms and conditions of the Agreement, including all Attachments thereto, shall remain unmodified. In case of any conflict between the provisions of this Amendment 3 and those of the Agreement, the provisions of this Amendment 3 will take precedence. This Amendment 3 and the non-conflicting terms of the Agreement constitute the entire agreement between the Parties with respect to the subject matter hereof and supersede all prior and contemporaneous understandings (both written and oral) between Seller and Customer with respect to such subject matter.
~ Signature Page Follows ~
PROPRIETARY AND CONFIDENTIAL TO METROPCS AND LUCENT TECHNOLOGIES INC.

IN WITNESS WHEREOF, the Parties have caused this Amendment 3 to be executed by their duly authorized representatives as of the Amendment Date.

METROPCS WIRELESS, INC.		LUCENT TECHNOLOGIES INC.

By:	/s/ Roger D. Linquist	By:	/s/ Stephen Marino

Name:	Roger D. Linquist	Name:	Stephen Marino

Title:	CEO and Chairman of the Board	Title:	Sales VP

Date:	12/3/07	Date:	12/3/07
PROPRIETARY AND CONFIDENTIAL TO METROPCS AND LUCENT TECHNOLOGIES INC.

SCHEDULE 1
ATTACHMENT A-1, AWS *** PRICING
[Attached Hereto]
PROPRIETARY AND CONFIDENTIAL TO METROPCS AND LUCENT TECHNOLOGIES INC.

AWS ATTACHMENT A-1 TO THE GPA
AWS *** PRICING
1. GENERAL
***
     With respect to AWS CDMA System Products and related Documentation and Services not specifically identified herein or elsewhere in the Agreement, the Parties agree to negotiate prices for such AWS CDMA System Products and related Documentation and Services in good faith and agree in writing on such prices. Except to the extent provided otherwise in the Agreement (including this Attachment A-1), the following are not included in the pricing set forth in this Attachment A-1:
■	Taxes, domestic transportation, hauling, hoisting, and warehousing;

■	Engineering site visits (if required);

■	Extraordinary installation items — helicopters, cranes, etc.;

■	Power/battery plant, additions, growth and or replacements;

■	Transmission/networking equipment, additions, growth and or replacement;

■	Antennas/tower, additions, growth modifications;

■	Building modifications/construction;

■	Optional hardware items associated with select Seller Software (e.g. OTA, SMS, AutoPace, billing platforms, etc.);

■	All charges associated with non-Standard Intervals;

■	Any other items not specifically quoted herein.
Unless Attachment C-1 pricing applies, pricing for AWS CDMA System Products and related Documentation and Services not listed herein or elsewhere in the Agreement will: (a) not exceed pricing for Products and Licensed Materials listed herein (taking into consideration all applicable discounts and incentives) that are substantially similar in Fit, Form, Function, and capacity; and (b) ***
2. AWS MARKETS AND DUAL BAND MARKETS
Pricing and pricing-related terms contained in this Attachment A-1 apply to AWS CDMA System Products for the AWS Markets and the AWS overlay portion of any Dual Band Market.
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     3. ***
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***
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***
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4. AWS PRICING FOR AWS MARKETS AND DUAL BAND MARKETS
     i. Base Station Pricing
Discount Table

Material	Standard	Spares	Net Effective
Modcells	* * *	* * *	* * *
Channel Elements	* * *	* * *	* * *
Power / Batteries	* * *	* * *	* * *
* * *
AWS Only BTS and Carriers:

AWS Modcell 4401 1st Carrier / 3 Sector (Model 1b) - Includes CPC a/b Redundancy, 24W/carrier, URCII, Snakelight-, No Battery Backup ***	4401 ***

AWS Modcell 4401 1st Carrier / 3 Sector (Model 1bE) - Includes CPC a/b Redundancy, 24W/carrier, URCII, Snakelight, 4 Strings L1 in EZBFO ***	4401 ***

AWS Modcell 4401 3S f2 w/ no additional Battery back-up (Model C2b) - Adding carrier to Model 1b ***	4401 ***

AWS Modcell 4401 3S f3 w/ no additional Battery back-up (Model C3b) - Adding carrier to Model 2b ***	4401 ***

AWS Modcell 4401 3S f4 w/ no additional Battery back-up (Model C4b) - Adding carrier to Model 3b ***	4401 ***
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AWS Modcell 4.0b Primary 1st Carrier / 3 Sector (Model 1) - Includes CPC a/b Redundancy, 24W/carrier, URCII, Snakelight, -No Battery Backup ***	Mod 4.0b PC ***

AWS Modcell 4.0b Primary 1st Carrier / 3 Sector (Model 1E) - Includes CPC a/b Redundancy, 24W/carrier, URCII, Snakelight, 4 Strings L1 in EZBFO ***	Mod 4.0b PC ***

AWS 3S f2 w/ no additional Battery back-up (Model C2) - Adding carrier to Model 1 ***	Mod 4.0b ***

AWS 3S f3 w/ no additional Battery back-up (Model C3) - Adding carrier to Model 2 ***	Mod 4.0b ***

AWS 3S f4 w/ no additional Battery back-up (Model C4) - Adding carrier to Model 3 ***	Mod 4.0b ***

AWS 3S f5 w/ no additional Battery back-up (Model C5) - Adding carrier to Model 4 ***	Mod 4.0b ***

AWS 3S f6 w/ no additional Battery back-up (Model C6) - Adding carrier to Model 5 ***	Mod 4.0b ***

AWS 3S f7 w/ no additional Battery back-up (Model C7) - Adding carrier to Model 6 ***	Mod 4.0b ***

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AWS Modcell 4.0b Primary 1st Carrier / 6 Sector (Model 8) - Includes CPC a/b Redundancy, 24W/carrier, URCII, Snakelight, No Battery Backup ***	Mod 4.0b PC ***

AWS Modcell 4.0b Primary 1st Carrier / 6 Sector (Model 8E) - Includes CPC a/b Redundancy, 24W/carrier, URCII, Snakelight, 4 Strings L1 in EZBFO ***	Mod 4.0b PC ***

AWS 6S f2 w/ no additional Battery back-up (Model C9) - Adding carrier to Model 8 ***	Mod 4.0b ***

AWS 6S f3 w/ no additional Battery back-up (Model C10) - Adding carrier to Model 9 ***	Mod 4.0b ***

AWS 6S f4 w/ no additional Battery back-up (Model C11) - Adding carrier to Model 10 ***	Mod 4.0b ***

AWS 6S f5 w/ no additional Battery back-up (Model C12) - Adding carrier to Model 11 ***	Mod 4.0b ***

AWS 6S f6 w/ no additional Battery back-up (Model C13) - Adding carrier to Model 12 ***	Mod 4.0b ***

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AWS 8420 Outdoor 1st Carrier / 3 Sector (Model 15) - Includes CPC a/b, 2W composite, URCII, Snakelight, No Battery Backup ***	Mod 4.0b PC ***

AWS 8420 Outdoor 1st Carrier / 3 Sector (Model 15E) - Includes CPC a/b, 2W composite, URCII, Snakelight, 4 Strings L1 in EZBFO ***	Mod 4.0b PC ***

AWS 3S f2 w/ no additional Battery back-up (Model C16) - Adding carrier to Model 15 ***	Mod 4.0b ***

AWS 3S f3 w/ no additional Battery back-up (Model C17) - Adding carrier to Model 16 ***	Mod 4.0b ***

AWS 3S f4 w/ no additional Battery back-up (Model C18) - Adding carrier to Model 17 ***	Mod 4.0b ***

AWS 3S f5 w/ no additional Battery back-up (Model C19) - Adding carrier to Model 18 ***	Mod 4.0b ***

AWS 3S f6 w/ no additional Battery back-up (Model C20) - Adding carrier to Model 19 ***	Mod 4.0b ***

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AWS 8420 Indoor 1st Carrier / 3 Sector (Model 1D) - Includes CPC a/b, 2W composite, URCII, Snakelight, non-integrated power ***	8420 ***

AWS 3S f2 w/ no additional Battery back-up (Model C2D) - Adding carrier to Model 1D ***	8420 ***

AWS 3S f3 w/ no additional Battery back-up (Model C3D) - Adding carrier to Model 2D ***	8420 ***

AWS 3S f4 w/ no additional Battery back-up (Model C4D) - Adding carrier to Model 3D ***	8420 ***

AWS 3S f5 w/ no additional Battery back-up (Model C5D) - Adding carrier to Model 4D ***	8420 ***

AWS 3S f6 w/ no additional Battery back-up (Model C6D) - Adding carrier to Model 5D ***	8420 ***

AWS 3S f7 w/ no additional Battery back-up (Model C7D) - Adding carrier to Model 6D ***	8420 ***

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AWS 8420 Indoor 1st Carrier / 6 Sector (Model 8D) - Includes CPC a/b, 2W composite, URCII, Snakelight, non-integrated power ***	8420 ***

AWS 6S f2 w/ no additional Battery back-up (Model C9D) - Adding carrier to Model 8D ***	8420 ***

AWS 6S f3 w/ no additional Battery back-up (Model C10D) - Adding carrier to Model 9D ***	8420 ***

AWS 6S f4 w/ no additional Battery back-up (Model C11D) - Adding carrier to Model 10D ***	8420 ***

AWS 6S f5 w/ no additional Battery back-up (Model C12D) - Adding carrier to Model 11D ***	8420 ***

AWS 6S f6 w/ no additional Battery back-up (Model C13D) - Adding carrier to Model 12D ***	8420 ***

AWS 6S f7 w/ no additional Battery back-up (Model C14D) - Adding carrier to Model 13D ***	8420 ***

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     AWS Carriers for PCS-First Dual Band Markets

AWS 3S f4 w/ no additional Battery back-up (Model 01-CA) - Adds 3 quadruplexers to 3S3C PCS site to convert to dual band site ***	Mod 4.0b ***

AWS 3S f5 w/ no additional Battery back-up (Model C-02-CA) - Adding carrier to site that has Model 01-CA applied ***	Mod 4.0b ***

AWS 3S f6 w/ no additional Battery back-up (Model 03-CA) - Adding carrier to site that has Model 01-CA & C-02-CA applied ***	Mod 4.0b ***

AWS 6S f4 w/ no additional Battery back-up (adding to 6S3C PCS BTS) (Model 04-CA) - Adds growth frame 6S3C PCS site to add AWS at site ***	Mod 4.0b ***

AWS 6S f5 w/ no additional Battery back-up (Model C-05-CA) - Adding carrier to site that has Model 04-CA applied ***	Mod 4.0b ***

AWS 6S f6 w/ no additional Battery back-up (Model C-06-CA) - Adding carrier to site that has Model 04-CA & C-05-CA applied ***	Mod 4.0b ***

     6S Conversion Kits:
***
***
***
     Channel Element (CE) Pricing:
     ***
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     EvDO Pricing:
     ***
     Power Options:
     ***
     ***
     ii. 5ESS/Flexent Packet Switch (FPS) Pricing:
       ***
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     iii. Flexent Mobility Manager (FMM) / Mobility Manager Compact (MMC) Pricing:
     ***
     iv. Access Manager (ECP /OMP-FX) Pricing:
     ***
     v. Optional Software & BRSS (Base Release System Software) Pricing:
     ***
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* * *
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SCHEDULE 2
ATTACHMENT C-1, AWS *** PRICING
[Attached Hereto]
PROPRIETARY AND CONFIDENTIAL TO METROPCS AND LUCENT TECHNOLOGIES INC.

AWS ATTACHMENT C-1 TO THE GPA
AWS *** PRICING
1. GENERAL
The prices, discounts and incentives described in this Attachment apply in those circumstances when the prices, discounts and incentives stated in Attachment A-1 do not apply.
With respect to AWS CDMA System Products and related Documentation and Services not specifically identified herein or elsewhere in the Agreement, the Parties agree to negotiate prices for such AWS CDMA System Products and related Documentation and Services in good faith and agree in writing on such prices. Except to the extent provided otherwise in the Agreement (including in this Attachment C-1), the following are not included in the pricing set forth in this Attachment A-1:
■	Taxes, domestic transportation, hauling, hoisting, and warehousing;

■	Engineering site visits (if required);

■	Extraordinary installation items — helicopters, cranes, etc.;

■	Power/battery plant, additions, growth and or replacements;

■	Transmission/networking equipment, additions, growth and or replacement;

■	Antennas/tower, additions, growth modifications;

■	Building modifications/construction;

■	Optional hardware items associated with select Seller Software (e.g. OTA, SMS, AutoPace, billing platforms, etc.);

■	All charges associated with non-Standard Intervals;

■	Any other items not specifically quoted herein.
          2. ***
          3. ***
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           ***
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           ***
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           ***
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4. AWS PRICING FOR AWS MARKETS AND DUAL BAND MARKETS
     i. Base Station Pricing
Discount Table

Material	Standard	Spares	Net Effective
Modcells	***	***	***
Channel Elements	***	***	***
Power / Batteries	***	***	***
•	***
AWS Only BTS and Carriers:

AWS Modcell 4401 1st Carrier / 3 Sector (Model 1b) - Includes CPC a/b Redundancy, 24W/carrier, URCII, Snakelight-, No Battery Backup	4401
***	***

AWS Modcell 4401 1st Carrier / 3 Sector (Model 1bE) - Includes CPC a/b Redundancy, 24W/carrier, URCII, Snakelight, 4 Strings L1 in EZBFO	4401
***	***

AWS Modcell 4401 3S f2 w/ no additional Battery back-up (Model C2b) - Adding carrier to Model 1b	4401
***	***

AWS Modcell 4401 3S f3 w/ no additional Battery back-up (Model C3b) - Adding carrier to Model 2b	4401
***	***

AWS Modcell 4401 3S f4 w/ no additional Battery back-up (Model C4b) - Adding carrier to Model 3b	4401
***	***

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AWS Modcell 4.0b Primary 1st Carrier / 3 Sector (Model 1)	Mod 4.0bPC
- Includes CPC a/b Redundancy, 24W/carrier, URCII, Snakelight, -No Battery Backup
***	***

AWS Modcell 4.0b Primary 1st Carrier / 3 Sector (Model 1E) - Includes CPC a/b Redundancy, 24W/carrier, URCII, Snakelight, 4 Strings L1 in EZBFO	Mod 4.0b PC
***	***

AWS 3S f2 w/ no additional Battery back-up (Model C2) - Adding carrier to Model 1	Mod 4.0b
***	***

AWS 3S f3 w/ no additional Battery back-up (Model C3) - Adding carrier to Model 2	Mod 4.0b
***	***

AWS 3S f4 w/ no additional Battery back-up (Model C4) - Adding carrier to Model 3	Mod 4.0b
***	***

AWS 3S f5 w/ no additional Battery back-up (Model C5) - Adding carrier to Model 4	Mod 4.0b
***	***

AWS 3S f6 w/ no additional Battery back-up (Model C6) - Adding carrier to Model 5	Mod 4.0b
***	***

AWS 3S f7 w/ no additional Battery back-up (Model C7) - Adding carrier to Model 6	Mod 4.0b
***	***

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AWS Modcell 4.0b Primary 1st Carrier / 6 Sector (Model 8) - Includes CPC a/b Redundancy, 24W/carrier, URCII, Snakelight, No Battery Backup ***	Mod 4.0b PC ***

AWS Modcell 4.0b Primary 1st Carrier / 6 Sector (Model 8E) - Includes CPC a/b Redundancy, 24W/carrier, URCII, Snakelight, 4 Strings L1 in EZBFO ***	Mod 4.0b PC ***

AWS 6S f2 w/ no additional Battery back-up (Model C9) - Adding carrier to Model 8 ***	Mod 4.0b ***

AWS 6S f3 w/ no additional Battery back-up (Model C10) - Adding carrier to Model 9 ***	Mod 4.0b ***

AWS 6S f4 w/ no additional Battery back-up (Model C11) - Adding carrier to Model 10 ***	Mod 4.0b ***

AWS 6S f5 w/ no additional Battery back-up (Model C12) - Adding carrier to Model 11 ***	Mod 4.0b ***

AWS 6S f6 w/ no additional Battery back-up (Model C13) - Adding carrier to Model 12 ***	Mod 4.0b ***

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AWS 8420 Outdoor 1st Carrier / 3 Sector (Model 15) - Includes CPC a/b, 2W composite, URCII, Snakelight, No Battery Backup ***	Mod 4.0b PC ***

AWS 8420 Outdoor 1st Carrier / 3 Sector (Model 15E) - Includes CPC a/b, 2W composite, URCII, Snakelight, 4 Strings L1 in EZBFO ***	Mod 4.0b PC ***

AWS 3S f2 w/ no additional Battery back-up (Model C16) - Adding carrier to Model 15 ***	Mod 4.0b ***

AWS 3S f3 w/ no additional Battery back-up (Model C17) - Adding carrier to Model 16 ***	Mod 4.0b ***

AWS 3S f4 w/ no additional Battery back-up (Model C18) - Adding carrier to Model 17 ***	Mod 4.0b ***

AWS 3S f5 w/ no additional Battery back-up (Model C19) - Adding carrier to Model 18 ***	Mod 4.0b ***

AWS 3S f6 w/ no additional Battery back-up (Model C20) - Adding carrier to Model 19 ***	Mod 4.0b ***

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AWS 8420 Indoor 1st Carrier / 3 Sector (Model 1D) - Includes CPC a/b, 2W composite, URCII, Snakelight, non-integrated power ***	8420 ***

AWS 3S f2 w/ no additional Battery back-up (Model C2D) - Adding carrier to Model 1D ***	8420 ***

AWS 3S f3 w/ no additional Battery back-up (Model C3D) - Adding carrier to Model 2D ***	8420 ***

AWS 3S f4 w/ no additional Battery back-up (Model C4D) - Adding carrier to Model 3D ***	8420 ***

AWS 3S f5 w/ no additional Battery back-up (Model C5D) - Adding carrier to Model 4D ***	8420 ***

AWS 3S f6 w/ no additional Battery back-up (Model C6D) - Adding carrier to Model 5D ***	8420 ***

AWS 3S f7 w/ no additional Battery back-up (Model C7D) - Adding carrier to Model 6D ***	8420 ***

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AWS 8420 Indoor 1st Carrier / 6 Sector (Model 8D) - Includes CPC a/b, 2W composite, URCII, Snakelight, non-integrated power ***	8420 ***

AWS 6S f2 w/ no additional Battery back-up (Model C9D) - Adding carrier to Model 8D ***	8420 ***

AWS 6S f3 w/ no additional Battery back-up (Model C10D) - Adding carrier to Model 9D ***	8420 ***

AWS 6S f4 w/ no additional Battery back-up (Model C11D) - Adding carrier to Model 10D ***	8420 ***

AWS 6S f5 w/ no additional Battery back-up (Model C12D) - Adding carrier to Model 11D ***	8420 ***

AWS 6S f6 w/ no additional Battery back-up (Model C13D) - Adding carrier to Model 12D ***	8420 ***

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     AWS Carriers for PCS-First Dual Band Markets

AWS 3S f4 w/ no additional Battery back-up (Model 01-CA) - Adds 3 quadruplexers to 3S3C PCS site to convert to dual band site	Mod 4.0b
***	***

AWS 3S f5 w/ no additional Battery back-up (Model C-02-CA) - Adding carrier to site that has Model 01-CA applied	Mod 4.0b
***	***

AWS 3S f6 w/ no additional Battery back-up (Model 03-CA) - Adding carrier to site that has Model 01-CA & C-02-CA applied	Mod 4.0b
***	***

AWS 6S f4 w/ no additional Battery back-up (adding to 6S3C PCS BTS) (Model 04-CA) - Adds growth frame 6S3C PCS site to add AWS at site	Mod 4.0b
***	***

AWS 6S f5 w/ no additional Battery back-up (Model C-05-CA) - Adding carrier to site that has Model 04-CA applied	Mod 4.0b
***	***

AWS 6S f6 w/ no additional Battery back-up (Model C-06-CA) - Adding carrier to site that has Model 04-CA & C-05-CA applied	Mod 4.0b
***	***

6S Conversion Kits:
***
***
***

Channel Element (CE) Pricing:
***
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     EVDO Pricing:
     ***
     Power Options:
     ***
     ii. 5ESS/Flexent Packet Switch (FPS) Pricing:
     ***
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iii. Flexent Mobility Manager (FMM) / Mobility Manager Compact (MMC) Pricing:
***
iv. Access Manager (ECP/OMP-FX) Pricing:
***
v. Optional Software & BRSS (Base Release System Software) Pricing:
***
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***
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SCHEDULE 3
ATTACHMENT D, REMOTE TECHNICAL SUPPORT
ADVANTAGE (RTSA) AND
MULTIVENDOR MAINTENANCE SERVICE
FOR SUN PRODUCTS (SUN MVM)
[Attached Hereto]
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STARS #	MWS05CM005A1 (RTS)	MWS05UD0003A1(BRSS)
ATTACHMENT D
LUCENT TECHNOLOGIES
PCS Wireless Network
Remote Technical Support Advantage (RTSA)
AND
Multivendor Maintenance Service for Sun Products (Sun MVM)
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Table of Contents

1 Introduction	5

Description of Services	6

2 Term/Duration	6
3 Remote Technical Support Advantage	6
4 Seller Responsibilities	6
4.1 Remote Technical Support (RTS) Description	6

4.1.1 Seller Tasks/Deliverables	7

4.1.2 RTS Performance Objectives	7

4.1.3 Definition of Severity Levels	8

4.1.4 Definition of Respond, Restore and Resolve	8

4.1.5 Respond, Restore and Resolve Objectives	8

4.1.6 Customer Service Delivery Feedback/Escalation	9

4.2 Customer Technical Advocate Support	9

4.2.1 Description	9

4.2.2 CTA Tasks/Deliverables	10

4.2.3 CTA Exclusions	11

4.3 Base Release Software and Service (BRSS)	11

4.3.1 Updates and Upgrades	11

4.3.2 License Audit	12

4.3.3 Distribution	13

4.3.4 Software Delivery	13

4.3.5 Pre-Installation Support	13

4.3.6 Installation Support	13

4.3.7 Retrofit Support	13

4.4 Software Support Policy	14

4.4.1 Normal Progression/Skipping	14

4.4.2 Major Release Life Cycle Ratings	14

4.4.3 Support Availability for Different Software Ratings*	16

5 Customer Responsibilities	16
5.1 Customer Responsibilities Concerning Lucent Web Site Access	17

6 Exclusions	18
7 Assumptions/Eligibility for RTSA	20
7.1 Equipment Manufactured, and Installed by or Purchased from Seller	20

7.2 Other Situations	20

7.3 Customer’s Warranties of Authority	20
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7.4 Support For Relocated Software	21

7.5 Commencement of RTSA	21

7.5.1 General	21

7.5.2 First System	21

7.5.3 Additional Systems	22

7.5.4 Addition of Existing Systems	22

8 General terms	22
8.1 Conditions	22

8.2 Change Management	22

8.3 Acceptance	23

8.4 Warranty	23

9 Pricing Section	23
9.1 Determination of Pricing Units	23

9.2 Pricing Notes:	23

10 Pricing	24

10.1 Maintained Products for RTS and BRSS	24
10.1.1 Maintained Products	24

10.1.2 1XEVDO Maintained Products	25

10.1.3 Optional Feature Support	25

10.1.4 IPBH/TrFO Maintained Products	25

11 GLOSSARY	25

12 Multivendor Maintenance Service for Sun Products (“Sun MVM”)	29
12.1 Elements of Work and Lucent Responsibilities	29

12.1.1 Description	29

12.2 Tasks/Deliverables	29

12.2.1 MVM SUN Response Time Objectives	29

12.2.2 On-site Dispatched Technician	30

12.2.3 Hardware FRU Repair or Replacement	30

12.3 Customer Responsibilities	31

12.4 Exclusions	32

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12.5 MVM SUN Definitions	33
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1  Introduction
This Attachment D describes the deliverables, parties’ respective responsibilities and other conditions applicable for the provision of Remote Technical Support Advantage (RTSA) by Lucent Technologies Inc. (“Seller”) for MetroPCS Wireless, Inc.
(“Customer”), in addition, it describes Multivendor Maintenance Service available for Sun Products.
Seller’s RTSA service consists of remote technical support Service (RTS) and software update and upgrade Service (BRSS) as further described in this Attachment, collectively referred to as the “Services”.
Performance of the Services described in this Attachment shall be governed by the terms of the Agreement. In the event of a conflict between the terms of the Agreement and this Attachment, the terms of this Attachment shall prevail. No obligation to provide a Service described herein shall arise unless an order for the Service, incorporating the terms of an agreed Purchase Order, has been placed by Customer under a signed governing agreement in place between Customer and Seller and accepted by Seller. Seller’s performance of the Services described below is subject to the assumptions, exclusions and other conditions identified in this document.
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Description of Services
2  Term/Duration
“Term” shall refer collectively to the Initial Term and Renewal Terms as described below.
Initial Term: The “Initial Term” for RTSA Service is as defined in Article 1.2(a) of the Agreement.
For as long as Seller continues to offer RTSA as described in this Attachment, Customer’s RTS and BRSS programs will automatically renew for a “Renewal Term”, as defined in Article 1.2(b) of the Agreement, unless either party gives written notice of intent to not renew no later than *** prior to the expiration of the Term then in effect. The prices and terms of service for a Renewal Term shall incorporate any modifications of which Seller has provided Customer at least *** written notice prior to the end of the Initial Term or any subsequent Renewal Terms. Customer shall place a confirmatory purchase order for each Renewal Term prior to the first day of that Renewal Term.
3  Remote Technical Support Advantage
Seller’s RTSA Service provides Remote Technical Support (RTS) and Software Patches, Software Updates, and Software Upgrades (BRSS), as available, for the Seller commercially deployed Maintained Products listed in Section 0 that are made generally available during the subscription period.
The Products for which the Service is purchased are sometimes referred to in this Attachment as “Maintained Products”. The Maintained Products are the Products of the types listed in Section 0 of this Attachment that are commercially deployed and operational in Covered Systems (as that term is defined in Section 0 — Glossary).
RTSA is only applicable in the Territory.
4  Seller Responsibilities
4.1  Remote Technical Support (RTS) Description
Seller’s RTS Service uses remote access to allow Seller engineers to support Product-related questions, troubleshooting assistance and diagnostic procedures to restore and resolve network troubles.
Support Levels:
The RTS is offered as a Premium support Service, which provides access to remote engineers 24 hours a day, 7 days a week.
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4.1.1  Seller Tasks/Deliverables
Seller shall:
Log Customer-initiated request for RTS (Assistance Request (AR)). Provide Customer with AR tracking number.
Assign an AR to a Seller engineer to serve as single point of contact to facilitate communication and enable rapid restoration of service or technical assistance.
Respond to Customer request for Product and technical information.
Troubleshoot network problems, via phone, virtual private network (VPN), or modem connection, down to Maintained Product component level, or sufficiently to exclude Maintained Products as the root cause.
Restore Maintained Products to operational status by identifying defective hardware components or providing Software and/or procedural workarounds, where feasible. All Software workarounds are licensed subject to the same terms, restrictions, and limitations as contained in the licenses under which the software was acquired.
Provide 24x7x365 access to product specific Customer support content of the Lucent.com web site. Customer Support content may include technical product support information, subscription services, and other self-help facilities, as well as ability to submit ARs and check the status of ARs online.
4.1.2  RTS Performance Objectives
The RTS respond, restore, and resolve performance objectives, established by Seller, are dependent on the severity level of the request as reported by Customer to the Technical Assistance Center (“TAC”) via telephone.
To meet the Restore & Resolve objectives the problem must be reproducible at either Lucent’s location or on Customer’s system, verifiable by Lucent. If during analysis Seller determines the severity level of the problem as reported by Customer to be inaccurate, Seller reserves the right to re-assign severity. In these instances, Seller will notify Customer, and the objectives associated with the AR will be adjusted.
Seller will use its reasonable efforts to meet the applicable targets set forth in Section 4.14 ***. For purposes of determining Seller’s performance against such targets, a measurement shall be taken once annually after the end of a calendar year for which Customer has paid for the RTSA Program, based on ARs resolved during the measured year. The foregoing measurements shall only be taken with respect to a complete calendar year for which Customer has paid the applicable annual fee.
Lucent performance objectives extend to Maintained Products running on current software version release only, which includes Major Releases with a product lifecycle rating of SA or A&M, as described in section 4.4.2. Objectives are also contingent to Seller gaining remote access to Maintained Products to perform remote technical support.
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4.1.3 Definition of Severity Levels
Severity Levels are defined as the condition of the system when Customer submits an AR. Severity Levels are defined below.
Severity Level 1 (SL1, Critical): The system is inoperative and Customer’s inability to use the product has a critical effect on Customer’s operations. This condition is generally characterized by complete system failure and requires immediate correction. In addition, any condition that may critically impact human safety is considered a Severity Level 1 problem.
Severity Level 2 (SL2, Major): The system is partially inoperative but still usable by Customer. The inoperative portion of the product severely restricts Customer’s operations, but has a less critical effect than a Severity Level 1 condition.
Severity Level 3 (SL3, Minor): The system is usable by Customer, but with limited functions. This condition is not critical and does not severely restrict overall Customer operations.
Severity Level 4 (SL4, Minor): The system is usable and the condition does not materially affect Customer’s operations.
4.1.4 Definition of Respond, Restore and Resolve
RESPOND means a Seller Customer Support Engineer has contacted Customer regarding a particular AR and will begin working a proposed solution, repair or fix. In the event Seller is unable to contact Customer after three (3) attempts, the AR will be closed.
RESTORE means that the problem is remedied sufficiently to return the product or major feature to operational status. Restore may mean that a temporary fix has been provided to temporarily correct the problem, or that a workaround has been implemented, or a method of restoration has been made available to Customer.
RESOLVE means that a solution has been provided to permanently address the issue. This may occur simultaneously with Restore, unless the Restore is by means of a workaround suitable only for temporary use and Seller determines that a more suitable permanent solution can feasibly be provided.
4.1.5 Respond, Restore and Resolve Objectives
RTS performance targets for currently supported Maintained Products are outlined in the following tables:

Description	Premium Coverage
Call Receipt & Routing	24x7

Targets[3]	Premium Coverage
Respond	***
***
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Targets[3]	Premium Coverage
Restore	***
Resolve	***
2 ***
3. ***
4.1.6 Customer Service Delivery Feedback/Escalation
Customer may escalate a problem or provide feedback or complaints on the RTSA Service that is being delivered or has been delivered. RTSA Service Delivery Feedback is for tasks and provision of deliverables specifically defined in this document. Customer may initiate escalation or feedback by calling the TAC number, *** and ask to create a Delivery Feedback Assistance Request to initiate the process.
4.2 Customer Technical Advocate Support
4.2.1 Description
Seller will provide the Customer Technical Advocate (CTA) for Customer technical consultation and issue escalation. This support applies to Covered Software in Customer’s Covered System. CTA Support services are advisory only and no specific results are assured.
***
***
Support for warranty issues is provided primarily by Remote Technical Support. However, if the Customer requests CTA support for a warranty related issue under Seller’s Product warranties (Article 2.9) or Software warranty (Article 3.8) in the Agreement, such hour(s) may be chargeable against the Customer’s pool of annual consulting services hours.
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4.2.2 CTA Tasks/Deliverables
4.2.2.1 CTA Facilitation and Reviews
CTAs will monitor all ARs, and will seek to expedite the closure of a limited reasonable number of those ARs that Customer identifies as top priority or that Customer escalates in a user group (e.g., CEMUG) or reported in quarterly conference calls. Hours spent by CTAs performing this function or providing status updates on ARs to Customer will not count against Customer’s annual pool of consulting services hours.
4.2.2.2 Technical Consulting and Knowledge Transfer Support
The elements of Technical Consulting and Knowledge Transfer Support are summarized in this section. Requests for this support shall be made to Customer’s CTA, if any, otherwise to Seller’s Sales Organization serving Customer. If Customer requests support outside of normal business hours (8 am – 5 pm local time where CTA is located), or in excess of the applicable limit, then, except for activities directly and necessarily required to diagnose and/or implement a warranty fix for which Seller is responsible, Seller reserves the right to bill Customer for such services.
4.2.2.3 Customer Advocacy
While the RTS program is in effect, there will be one or more CTA designated who will:
☐	Serve as a single point-of-contact to co-ordinate resolution of multi-product issues and significant customer issues across organizations.

☐	Manage executive escalations and set up executive meetings, if needed.

☐	Conduct conference calls(s) with Customer at agreed-upon times to review their ARs and address Customer support issues.

☐	Identify and escalate Customer issues, track key Customer commitments and represent Seller at joint Customer and Seller conference calls and report card/metric reviews as necessary.
4.2.2.4 Technical Initiatives and Projects
The Seller consultant may, at Seller’s discretion, assist the customer in a special initiatives or projects with a duration of no more than eight hours. Under no circumstances can that project or initiative be an existing Seller service. If Seller agrees to assist the customer in that project/initiative, the consultant will act as the primary point of contact and interface with all other Seller teams, as appropriate.
Some of the activities are:
☐	The CTA will work with the customer to address technical issues associated with major, multi-customer Seller offers (Customer Technical Initiatives). The CTA will interface to Program Management and development. Some customer technical initiatives might be an add-on service available at an additional price.
     Support customer specific projects such as network reviews.
4.2.2.5 Capacity and SW Planning
The Seller consultant may assist the Customer with capacity planning and help identify the impact of new software releases on system configuration and capacity as follows:
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☐	Understand control mechanisms and critical action/recovery paths for system components.

☐	Understand capacity issues and how to measure and manage current capacity.

☐	Provide explanation of related technical matters (i.e., critical triggers, smrg, TFC30 for the 5E and the SCME guidelines).

☐	Keep the customer abreast of the new Software Releases and Software features. The Seller consultant may also advise the customer on each features’ capabilities.
4.2.2.6 Customer Education
The CTA will facilitate training/teletraining and co-ordinate specialized training to the customer. This does not include teaching classes.
4.2.3 CTA Exclusions
CTA support does not:
Provide any service that is a professional service
Provide consultative support on projects with a duration greater than 8 hours; Support outside standard working hours (8 a.m. to 5 p.m.) is billable
Provide Customer with formal training, however, may refer Customer to Seller training organization
4.3 Base Release Software and Service (BRSS)
4.3.1 Updates and Upgrades
During any period for which Customer has paid the applicable BRSS Program fees, ***, Seller will provide to Customer all Software Updates and Software Upgrades that are made generally available by Seller during such period at no additional charge. Seller will notify Customer of the availability of each Software Update and Software Upgrade. Such notifications shall include a description of the content of the Software Update or Software Upgrade to be provided by Seller including a list of all new Optional Software Features. Seller shall also notify Customer of preconditions (e.g., additional hardware) for installing such Software Update or Software Upgrade and/or use of any such new Optional Software Features. The fulfillment of all such preconditions shall be the responsibility of Customer.
Subject to the provisions of Section 0 of this Attachment, Seller shall also update documentation to incorporate new or revised operating procedures resulting from issuance of Software Updates and Software Upgrades prior to release of such Software Upgrades/Updates.
Software Updates and Software Upgrades shall be individually warranted, as provided in the Software warranty provisions of the Agreement, and Customer shall have a right to possess and use Software Updates and Software Upgrades, as provided in the software licensing provisions of this Attachment. Failure to pay any applicable BRSS fees for Software Updates and Software Upgrades shall not void or alter the license granted under this Attachment and/or the Agreement for Software, including prior Software Updates and Software Upgrades properly in Customer’s possession. Customer acknowledges that if Customer fails to pay applicable BRSS fees, subject to the further terms of this paragraph, Customer shall not receive any permanent fixes embodied in subsequent Software Updates and Software Upgrades, but nothing herein shall be deemed to
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deprive Customer of any program corrections, work around procedures or other temporary or permanent fixes to which Customer may be entitled in respect of software warranty defects noticed to Seller during the applicable warranty period. Lucent shall not be deemed to be in breach of its Software warranty obligations under this Attachment with respect to an identified defect, if Lucent has furnished or intends to furnish, in a timely manner, a permanent warranty fix in a Software Update or Software Upgrade available to Customer, and Customer shall have no claim for refund or credit under such warranty provisions in such circumstances. Nothing herein shall excuse Seller of any obligation Seller may have under applicable warranty provisions of the Agreement or RTS Program to use all reasonable efforts to effect such a temporary fix pending a permanent fix.
BRSS entitles Customer to use the features and functionality delivered with Software Updates and Software Upgrades, including, but not necessarily limited to:
     Software to support system improvements, including performance and operations
     Compatibility of existing features with the new release
     New base/standard software features and functionalities
     Platform for Optional Software Features and optional hardware features
     Permanent and/or temporary fixes of problems in prior software releases
Optional Software Features resident in a Software Update or Software Upgrade, are priced as described in Attachment A, A-1, C or C-1. Nothing in this Attachment shall be deemed to require Seller to make any new specific Software features and/or enhancements of Software available as part of Seller’s Software Updates or Software Upgrades. Any Software Updates or Software Upgrades that may be provided by Seller under the BRSS Program are provided to Customer when generally available. Seller shall have the sole right to determine whether a new functionality shall be a new Standard Base Software Release feature or functionality or an Optional Software Feature; Except as stated otherwise in this Agreement, Seller reserves the right to determine the number of Software Updates and Software Upgrades that will be issued each calendar year for each type of Software covered by BRSS. Seller does not commit that any Software Updates or Software Upgrades will ultimately be released and made generally available and, therefore, provided during the term that Customer subscribes to the BRSS Program. Furthermore, Seller does not warrant that any specific features or functionality will be included in any Software Updates or Software Upgrades that may be provided under the BRSS prior to the time that a Software Update or Software Upgrade is released and made generally available.
Nothing herein shall be deemed to deny Seller the right to discontinue products or software in accordance with its standard policies and/or the terms of this Attachment as applicable;
Seller’s current program for Software Upgrades is described in Section 0. Nothing herein shall limit Lucent’s warranty obligations to Customer.
4.3.2 License Audit
Lucent shall have the right to audit Customer’s use of the Licensed Materials and/or install self- auditing software which may be activated and monitored remotely (an “Audit”), upon notice to Customer. Lucent may perform such Audit at any time. Customer and its employees, agents and representatives will cooperate with Lucent and take such action to facilitate each Audit in a timely matter after Lucent’s notice to perform an Audit. Software provided to Customer under this Attachment may contain optional features, which are separately licensed and priced. Customer
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shall not activate such optional features without written authorization from Lucent and Customer’s payment of the appropriate license fees. If Customer nevertheless activates any optional features without Lucent’s authorization, Customer shall notify Lucent within five business days from the date of Customer’s knowledge that such features were activated. Customer shall pay Lucent the then current license fees charged by Lucent for the activated features identified as a result of Customer’s notice or Audit.
4.3.3 Distribution
Seller shall deliver software Updates and Software Upgrades in such medium (e.g., electronic distribution, CD-ROMs, or tapes), as Seller shall determine in its discretion.
4.3.4 Software Delivery
Upon receipt of notice of availability of a Software Update or Software Upgrade, Customer may indicate its desire to obtain such Software Update and/or Software Upgrade as follows:
4.3.4.1 Retrofits
Retrofits must be scheduled. Customer may request Retrofits through its Seller Account Executive.
4.3.4.2 Software Updates
Customer may request Software Updates that are not Retrofits by calling the TAC at *** or such other number as Seller may designate. Calls must be made Monday through Friday, Lucent’s holidays excluded, during the hours of 8:00AM to 5:00PM, Central Time.
4.3.5 Pre-Installation Support
Seller shall furnish to Customer, documentation relating to Software Updates and Software Upgrades that contains information regarding the preconditions to installation that must be fulfilled by Customer and instructions to be followed during installation. It is Customer’s obligation to become familiar with this material prior to commencing any self-installation of a Software Update or Software Upgrade. ***
4.3.6 Installation Support
During Customer’s execution of a Software Update or Software Upgrade installation procedure, Seller shall be available to provide a reasonable level of remote telephone support to resolve encountered problems. Such support shall be available on a 7x24x365 basis by calling the TAC at *** or such other location as Seller may designate.
4.3.7 Retrofit Support
In addition to standard pre-installation and installation support, Seller will provide to Customer additional tools and Services when a Retrofit is involved if customer is subscribing to BRSS.
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Retrofits are involved when an ECP Major Release or a 5ESS Major Release is replaced by a newer Major Release. A Retrofit requires the use of specialized software and procedures to evolve existing database translations in order to make a product ready to receive and operate a new Major Release. Retrofit procedures will vary from Major Release to Major Release.
4.3.7.1  ECP Retrofits
Seller will provide, ***, an on-site Retrofit (“OSR”) software tool that may be run by Customer on Customer’s OMP to perform selected activities relating to evolving database translations. If Customer elects to utilize the On-Site Retrofit (OSR) software tool, Seller, through its ODD Retrofit Group, will provide remote telephonic support for requirements issues and error resolution. This support is available Monday-Friday, Seller’s holidays excluded, during the hours 8:00AM — 5:00PM, Central Time, by calling the TAC at ***, or such other number as Seller may designate. Requests for such support outside of these hours will be treated as non-emergency Assistance Requests and are subject to billing on a T&M basis. (Such out-of-hours support is not included as part of BRSS or RTS.)
4.3.7.2  5ESS Retrofits
Seller will provide, as part of BRSS, 5ESS Switch Retrofit software. Procedures will be announced to Customer as appropriate.
4.3.7.3  1xEVDO Retrofits
1xEV-DO Major Releases are bundled with the ECP Major Releases.
4.4  Software Support Policy
4.4.1  Normal Progression/Skipping
Seller’s software is typically designed for sequential Retrofit/upgrade progression (for example, Major Release N to Major Release N+1). In some cases, skip Retrofits may be available (for example, Major Release N to Major Release N+2, skipping Major Release N+1). Seller makes no commitment that any Major Release can be skipped. Moreover, where skipping is available, additional charges may apply. Customer should evaluate each new Release, consider its application, consider the availability of skipping or the lack thereof, and select the Software migration plan that best suits its needs.
4.4.2  Major Release Life Cycle Ratings
Software ratings apply to Major Releases. Once a Major Release becomes generally available to Seller’s Customers, it begins to migrate through four (4) product ratings during its life cycle; Standard Availability (“SA”), Additions and Maintenance (“A&M”), Limited Availability (“LA”), and Discontinued Availability (“DA”). Differently rated Major Releases are subject to different levels of support and use. The length of time that a Major Release remains at each product rating varies depending upon Seller’s schedule for issuing new Major Releases.
When a software release has been declared generally available, it moves into the SA stage and remains in that classification until the next sequential Major Release has been declared generally available at which time the original release moves down in rating. For example, once made generally available, Major Release N will remain SA until Major Release N+1 is issued. At that time, Major Release N will move down one rating to A&M. With the issuance of Major Release
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N+2, Major Release N moves down one rating to LA. With issuance of Major Release N+3, Major Release N will move down to the final DA rating.
Any Software Update that is issued during a rating period will not change or otherwise affect the rating of the Major Release. For example, if while ECP Major Release N is rated SA, Seller issues a Point Release (N.1) for that release, Major Release N will retain its SA rating. Such Software Update shall be considered part of the Major Release and will have the same rating as that Major Release.
Support for differently rated Major Releases is described in Section 3.5.3
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4.4.3  Support Availability for Different Software Ratings*

	SA	A&M	LA	DA
SUPPORT
Outage	***	***	***	***
Non-Outage	***	***	***	***

SOFTWARE ISSUED
Software Updates	***	***	***	***

SOFTWARE MODIFICATIONS MADE+
Outage	***	***	***	***
Billing/Call Processing	***	***	***	***
Non-Service Affecting	***	***	***	***
Software	***	***	***	***
Enhancements
Special Features	***	***	***	***

PROCEDURES
Retrofit From	***	***	***	***
Retrofit To	***	***	***	***
Procedures Archived	***	***	***	***
Support Tools	***	***	***	***
Archived
New Start Cutover	***	***	***	***

RELEASE SPECIFIC
Software Maintained	***	***	***	***
Documentation	***	***	***	***
Maintained
Software Archived	***	***	***	***
Documentation	***	***	***	***
Archived

+	Seller reserves the right to implement fixes in software to problems in succeeding Major Releases of that software.

[1]	Available only if considered a Severity 1 or 2 problem.

[2]	Available only if considered a Severity 1 problem.

[3]	Available for attempted recovery only of the most recently DA’ed release, using Customer’s copy of the software. Seller makes no commitment that it can or will provide any fix or work-around by overwrite or any other method. When a Software release reaches DA, Assistance Requests are no longer addressed.

[4]	These are limited to the first year of DA rating.

[5]	Limited to the most recent DA’ed Release. Any Release older than the most recent DA’ed Release will require a Warmstart to migrate to a newer Release.
5  Customer Responsibilities
Customer shall:
☐	Provide the proper environment, electrical and telecommunication connections in conformance with product technical specifications. This includes maintaining capacity
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and throughput in accordance with specific guidelines of Maintained Products.

☐	Ensure that Maintained Products are in operating condition, and operate on current supported hardware and software releases.

☐	Ensure that Maintained Products are maintained with implementation of Software Updates and Class A changes, within a 30-day interval of availability.

☐	Maintain maintenance support agreements for 3rd party platforms that interact with Maintained Products.

☐	Ensure that Seller and relevant third party software manufacturer’s applicable installation, operation, administration, and maintenance instructions are complied with.

☐	Move Maintained Products only with Seller’s prior written consent, which consent shall not be unreasonably withheld in the case of movement from one designated processor to another in the same country, and notifying Lucent of the new location of any relocated Maintained Products. Customer may, however, move or change circuit packs or Cells within a Market or inter-Market without such consent or notification.

☐	Provide secure VPN access to Maintained Products.

☐	Maintain a procedure external to the Software programs for reconstruction of lost or altered files, data, and/or programs.

☐	When reporting an AR, include Severity Level of problem and output of any diagnostics, printed logs, already performed to help reproduce the conditions under which the trouble occurred. Identify site ID or contract number, submitter name & location, callback telephone number and/or email address, system name & location, processor location, type and serial number, and alternate contact.
Make trained technical staff available for interface to Seller engineers working an AR to report on-site conditions. Any delay time caused by Customer may be deleted from performance objectives.
Purchase of Software and Hardware maintenance directly from third party or via Seller resale to maintain non-Seller platforms, which support covered software.
5.1  Customer Responsibilities Concerning Lucent Web Site Access
By accessing any Lucent.com Web site to which Seller affords Customer access, for or in connection with its technical support service, Customer agrees to the following:
Customer shall not enable or permit Lucent.com web site access to any person other than its employees, without Seller’s prior written consent;
If requesting such consent, Customer shall identify to Seller any non-employee who Customer would like to have access to the Web site, and if requested by Seller, will provide a copy of a non-disclosure agreement executed between Customer and the non-employee in accordance with the confidentiality terms of the Attachment pursuant to which the Maintained Products were supplied. Such agreement will provide, at a minimum, the level of protection provided in this contract. Seller may refuse consent within its sole discretion;
☐	Customer must notify Seller in writing immediately of any change in the employment or authorization status of any personnel having authorized access to the Web site;
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All notifications described above should be sent to *** and should contain the following information:
Company name
User’s first and last name
User’s email address
☐	Customer’s use of any Lucent.com Web site is subject to all Terms of Use then set forth or linked to the Web site. Such Terms of Use shall in no event be construed to increase Seller’s obligations under this Attachment nor to create or modify any performance objectives for the services under this Attachment.
Without limiting Seller’s other rights, Seller may deny access immediately and in the future to individuals using the Web site other than as permitted. Seller shall have no liability to Customer on account of such denial.
6  Exclusions
RTSA in general does not include items not described in this Attachment. Examples of items that are specifically excluded from this Attachment include, but are not limited to:
☐	Equipment certification, as required per Seller’s policy on equipment not installed by Seller, or lapse in RTS coverage that spans more than ***, or equipment that has been moved; However, this exclusion does not apply to circuit packs or Cells that are moved or self-installed by the Customer within a Market or inter-Market or Equipment that has been moved by Seller.
☐	Repair or replacement of product components;
☐	Lab and trial support;
☐	On-site technical support. RTS is typically provided from the TAC or other Seller location that is remote from the site where Customer’s systems are located. At Seller’s discretion, Seller may dispatch personnel and or equipment to Customer’s site for diagnostic purposes. At Customer’s request, and as agreed to by Seller, Seller may provide on-site technical assistance in problem resolution beyond such remote support. On-site assistance is not included in RTS, and will be billed to the Customer at Seller’s then standard rate plus Travel and Living expenses (T&L), subject to a billing minimum of *** ;
☐	Performing preventive maintenance for the Maintained Products;
☐	Deployment services, integration services, or custom modifications;
☐	Support for custom software features, that is, any features that are not present in the generally available version of the Maintained Products or software;
☐	Support for third-party software not licensed to Customer by Seller;
☐	Creating or making corrections to Customer specific reports;
☐	Services to implement CTA recommendations or suggested solutions.
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☐	Loss of any data or the cost of reconstructing data lost during the performance of RTS service. In no case shall Seller be held responsible for such loss;
☐	Making specification changes or performing services connected with installation or relocation of the Maintained Products;
☐	Work external to the Maintained Products, whether or not on the designated processor used in conjunction with the Maintained Products;
☐	Assistance, including without limitation, modification or replacement of the Maintained Products, repair of damage, or increase in service time caused by or required as a result of any of the following:
➢	Failure to continually provide a suitable operational environment with all facilities prescribed by the applicable product specifications document including, but not limited to, the failure to provide or the failure of, adequate electrical power, air conditioning, or humidity control;

➢	Use of the Maintained Products in a manner not in accordance with its published specifications, operating instructions, capacity guidelines, or license-to-use;

➢	Failure to properly maintain or backup Covered Software on the system, to observe operating guidelines, to maintain Third-party platforms, software or equipment as described in Section 0.

➢	Force Majeure Events, including accident; disaster, which shall include, but not be limited to, fire, flood, earthquake, water, wind or lightning; transportation difficulties; terrorism or other hostile action; neglect; or misuse; except as follows: In the event of a service interruption caused by a Force Majeure Event Seller will make every commercially reasonable attempt to restore service on the Maintained Products. If, however, service is not restored within 12 hours, Seller and Customer will mutually agree on next steps to be taken, which may include the purchase of disaster recovery services to restore service. Additionally, the commercially reasonable efforts contemplated by the provision do not include the provision of new or additional hardware or software or performance of on-site services, which if available would require payment of additional charges;

➢	Modifications, maintenance, or repair performed by other than Seller designated personnel, including charges not authorized by Seller in the Maintained Product or software or the hardware or the software environment in which the Maintained Product or software operates, including without limitation the introduction of updates of third party software or hardware that have not been validated by Seller;

➢	Attachment of unspecified, non-recommended or non-approved products to the Maintained Products, or repairs required as a direct result of failure of a processor or other equipment or software not maintained by Seller, or failure of removable or rotating storage media;

➢	Database problems: If the condition is determined to be the result of corruption of the Maintained Product’s database, and such corruption is not the direct result of the Maintained Products, the condition will be referred back to Customer. However, if corruption is the result of, or caused by, Seller’s Maintained Products, Seller shall manage the resolution of the problem, at no additional charge;

➢	Hardware/firmware problems: When a condition has been isolated to a hardware or firmware problem on a product that is not covered under this Attachment, the condition will be referred back to Customer for disposition under whatever maintenance arrangements Customer may have for such hardware or firmware;

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➢	Other/interfacing systems problems: If the condition is determined to be caused by systems other than the Maintained Products, including, but not limited to, systems that interface with the Maintained Products, the condition will be referred to Customer for corrective action unless the other system(s) has been furnished by Seller and is covered under this Attachment, in which case Seller shall manage the resolution of the problem.
7  Assumptions/Eligibility for RTSA
7.1  Equipment Manufactured, and Installed by or Purchased from Seller
RTSA is offered only for software purchased from Seller residing on equipment manufactured by Seller or for Seller pursuant to specifications controlled by Seller. Standard Base Software Releases furnished by Seller are eligible for updating and related services under BRSS without initial evaluation by Seller, provided BRSS commences not later than the end of the applicable warranty period for the respective software. Equipment and Covered Software in the Covered System must have been purchased directly from Seller or a Seller authorized supplier, installed and/or integrated by Seller, or installed by Customer where Self-Install Agreement is required, as described in Attachment I. Equipment and software in the Covered System not meeting these criteria, with the exception of circuit packs, is subject to Seller observation and/or eligibility test. Such observation and eligibility test will be available only at a separate fee and will be billed at Seller’s then standard rate.
7.2  Other Situations
In all other situations, software shall not be eligible for RTSA until Seller, at its option, has made an initial evaluation to determine whether modifications are required to make the software eligible. Billing to Customer for such observations will be on a time and material basis. If, in Seller’s judgment, modifications are required for eligibility, Seller will provide an estimate to Customer of the costs of making such modifications, including the price for updating the software to a current, supported Standard Base Software Release. Upon Customer’s acceptance of the estimate, Customer will be billed based on Seller’s estimate for such evaluation, and any such modifications furnished by Seller. Software will not be eligible for RTSA unless Seller determines that the software is in good working order in accordance with its specifications and can be maintained in such condition.
7.3  Customer’s Warranties of Authority
Customer warrants, as a condition of eligibility, that Customer is the owner or lessor of any equipment that runs the software for which RTSA will be provided under this Attachment, or that Customer has the equipment owner’s written authorization to operate such equipment and obtain such support services under this Attachment. Customer further warrants that Customer is the licensee of the software for which BRSS will be provided under this Attachment and is complying with the terms of the license.
AMPS/PCS System Level Support RTSA Service is available only on a system basis as defined by Maintained Products in Section 9.1. Customer must maintain the same support coverage under this Attachment for all of the Maintained Products in all of its markets; and each system must be operating on a Standard Base Software Release as defined in Section 11.
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7.4  Support For Relocated Software
Software to be supported by Seller under this Attachment, which is moved by Seller to another Designated Processor of Customer within the Territory, and Software which is moved by Seller together with its Designated Processor to another location of Customer’s within the Territory, shall continue to be covered by Customer’s BRSS.
Should Software be moved and/or de-installed and/or re-installed by a Party other than the Seller or Seller’s Subcontractor, Customer agrees to the following:
•	Provide Seller with (30) days prior written notice of such relocation

•	Pay additional charges if the move increases Seller’s costs or expenses of providing BRSS

•	Seller reserves the right to inspect (one time) the software as installed at the new location to determine its eligibility for support as provided in Section 0 of this Attachment.

•	Seller further reserves the right to supervise the unloading (if any) of the Software from the processor and the reinstallation of the Software at the new installation location. If Seller chooses to perform the above stated inspection and/or supervisions, Seller shall be entitled to be compensated for such services at Seller’s then standard rate.
7.5  Commencement of RTSA
7.5.1  General.
Certain of the RTSA program benefits are subject to allocation as provided in Section 0.
This general provision is subject to certain special rules set forth in this section.
7.5.2  First System
***
Upon payment of the Initial Operating Fees, Customer shall be entitled to BRSS upon system’s In Revenue Service date until the end of the period specified in Attachments A. A-1, C and C-1. Following such period, BRSS coverage will be extended to such system(s) only after Customer has submitted a Purchase Order for the applicable remaining calendar months or next calendar year, and Seller has received payment based on the pricing and terms described in Attachments A, A-1, C and C-1. If Seller does not install all of the system, such support will be provided only upon written request of Customer made within thirty (30) days of completion of installation of the system and after the system has been deemed eligible for such support, as provided in Section 7.2 above.
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7.5.3  Additional Systems
If Customer has existing systems covered by RTS, any new Seller manufactured or furnished system, deployed by Customer whether or not purchased from Seller under this Agreement, shall receive RTS coverage ***. Following such period, RTS coverage will be extended to such system(s) only after Customer has submitted a Purchase Order for the applicable remaining six months or next calendar year, and Seller has received payment based on the pricing and terms described in Attachment J. ***
7.5.4  Addition of Existing Systems
Notwithstanding Section 7.5.3 above, if Customer obtains from any third party additional existing systems by purchase, lease, merger or otherwise, such acquired systems shall not automatically be included in the group of Customer’s systems covered by RTSA. However, upon request of Customer, which Lucent shall not unreasonably withhold or delay, and subject to mutual agreement as to fees and other appropriate terms and conditions, such existing systems may be so included. This support starts only after the existing system has been deemed eligible for such support, as provided in Section 0 above.
8  General terms
Unless otherwise stated in previous sections of this Attachment, the following applies to all services. Additional terms and conditions are per the Agreement.
8.1  Conditions
☐	Seller reserves the right to determine which personnel to assign to perform Services. Seller personnel shall at all times be subject to the employment conditions of Seller and not those of Customer, but all such employees shall be qualified and certified on the Products and Software.
☐	Seller may use proprietary tools and Software for providing this service. The stated price does not include the sale, licensing or transfer of such tools or software to Customer.
☐	All work will be performed during normal business hours — 8:00AM to 5:00PM, local time, Monday through Friday — unless different working hours/schedule have been noted in the appropriate Service Description section.
8.2  Change Management
Change Management shall be performed in accordance with the terms and conditions of Attachment F.
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8.3  Acceptance
Acceptance shall occur in accordance with Section 2.10 of the Agreement.
8.4  Warranty
Warranty shall be in accordance with Section 4.7 of the Agreement.
9  Pricing Section
9.1  Determination of Pricing Units
***. Promptly following June 30th and December 31st of each calendar year, Customer shall provide to Seller in writing a count of the covered ECPs and RNCs, which shall serve as the Pricing Units used for calculating RTS fees as described in Attachment J. Promptly following December 31st of each calendar year, or as stated otherwise in Attachments A. A-1, C and C-1, Customer shall provide to Seller in writing a count of the covered MSCs, which shall serve as the Pricing Units used for the calculating BRSS fees as described in Attachments A. A-1, C and C-1. Such count is subject to verification by Seller, and to certain special rules set forth in Sections 7.5. Customer grants Seller the right to use any information learned by Seller in performing services under this Attachment in connection with any verification activities.
9.2  Pricing Notes:
☐	All prices are in $US, unless stated otherwise.
☐	Seller will invoice Customer for RTSA services prior to the commencement of services for the calendar year, and will invoice subsequent year in advance prior to the start of each year. ***.
☐	Unused services in a calendar year will not be carried over to a subsequent year.
☐	When a RTSA program is provided for less than a full year, the following adjustments apply:
➢	Customer will be entitled to 1/12th of the annual Consulting services hours for each full month during which the Customer will be receiving RTSA program Service.
☐	*** .
☐	Additional charges incurred at Seller’s then standard rate as provided in this Attachment are separately billable and may be invoiced monthly by Seller or at the time of completion.
☐	Addition of Existing Software: If Customer obtains from any third party additional existing systems then providing service to the public, by purchase, lease, merger or otherwise, such acquired systems shall not automatically be included in the group of Customer’s systems, if any, then covered by RTSA. Upon request of Customer, Lucent will provide
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Customer a quotation including such acquired systems in the RTSA service.
Seller may upon notice to Customer suspend performance of any RTSA service under this Attachment during any period when an invoice rendered hereunder for RTSA service remains unpaid past its due date.
Pricing for RTS service is detailed in Attachment J. Pricing for BRSS is detailed in Attachments A. A-1, C and C-1.
The annual RTSA services pricing is valid through the end of the Initial Term *** Customer agrees to reimburse Seller for all reasonable travel, living, and other related out-of-pocket expenses associated with all RTSA services provided by Seller to the extent any travel is requested by Customer or is necessary to provide any requested Services.
☐	Prices are based upon purchase of RTSA for the entire agreed Term. Accordingly, and notwithstanding any other provision of the Agreement, there is no right by Customer to terminate this Attachment for convenience during the course of the Initial Term or any Renewal Term.
10  Pricing
10.1  Maintained Products for RTS and BRSS
The services described in this Attachment are for the following software products used in Customer’s PCS network. The pricing and terms of support of software not described in this section, including software developed by Seller, for Seller pursuant to Seller specifications, or Third-party software resold by Seller may be added to this Attachment or covered under a separate Attachment as mutually agreed between the parties.
10.1.1  Maintained Products
☐	***

☐	***

☐	***

☐	***

☐	***

☐	***

☐	***
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☐	***

☐	***
10.1.2  1XEVDO Maintained Products
The Maintained Products also include the following 1xEV-DO software if present in the Covered Systems:
☐	***

☐	***

☐	***

☐	***

☐	***

☐	***
10.1.3  Optional Feature Support
RTSA covers the on-going maintenance of Optional Software Features for those features, and for which the Customer has paid the applicable separate license fee. This maintenance is available for all Optional Software Features.
10.1,4  IPBH/TrFO Maintained Products
The Maintained Products also include the following:
☐	***

☐	***
11  GLOSSARY
Capitalized terms used herein shall have the meanings ascribed to them in the Agreement unless otherwise defined in this Attachment. For purposes of this Attachment, the following additional definitions shall apply:
“1xEVDO” means 1x Evolution (Data Only), a high-speed data solution supporting data rates up to 2.4mbits/second.
“7X24X365” means seven days a week, 24 hours a day and 365 days a year.
“Assistance Request” and “AR” means a request for RTS support, as described in Section 0 of this Attachment.
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“BRSS Program” and “BRSS” means the optional program under which Seller offers to Customer, Major Releases, Point Releases, Software Updates and Crafts for software for which Customer has paid the applicable Fee, as more particularly described, as more particularly described in this Attachment.
“Cell” means a PCS or AMPS base station installed in any of Customer’s commercial AMPS/PCS systems in the Covered Systems that has a unique identifier to a Customer Mobile Switching Center (MSC) or 1xEV-DO RNC, such as a cell ID (identification) number, whether or not such base station was manufactured, installed or sold by Seller. For example, two AMPS cells in one physical location (co-located) constitute two cells if they are uniquely identified to the MSC(s) serving them except for base stations used to provide sector service. Similarly, if AMPS or PCS cell is split for capacity or other reasons, the cell count will be increased based on the cell IDs generated by the split except for base stations used to provide sector service. And, for example, if a PCS cell is added at a location where an existing AMPS cell exists and generates another cell ID, the PCS cell constitutes a cell for purposes hereof. Notwithstanding the foregoing, a Seller-manufactured Microcell will be counted as a “cell” in determining fees for RTS Programs. The term “Cell” as used herein includes comparable equipment manufactured by a third party manufacturer.
“Covered Systems” means those PCS systems operated by Customer in the Franchised Area that, at the time of determination for purposes of this Attachment, are served by ECPs and is limited to the Maintained Products.

“Craft” means a small Software release containing a collection of minor software changes, to a Major Release. Typically a Craft contains less extensive Software changes than those included in Point Releases or Software Updates.

“Customer Technical Advocate” and “CTA” means a person assigned by Seller pursuant to Section 0.

“ECD” means equipment configuration database.

“ECP” means a Seller-manufactured executive cellular processor installed in any of Customer’s PCS systems in the Covered Systems, whether or not such ECP was installed by or sold to Customer by Seller, and regardless of the technology supported by such ECP (e.g., analog, and CDMA).

“First System” means the initial equipment in a new market that completes installation and integration, rendering it commercially viable. The initial equipment may comprise of at least one CDMA ECP and its associated Base Station or one 1xEVDO-RNC and its associated Data Cell for which Customer has been invoiced.

“Franchised Area” means the area(s) for which the Federal Communications Commission in the United States or a comparable government agency has granted a permit to construct and operate one or more CDMA system(s), including any non-designated areas contiguous to the Franchise Area, and in which, under such agency’s applicable rules, Customer will be able to provide a wireless telecommunications service in such area(s) utilizing such system(s).

“Initial Operating Fees” (IOF) means those fees paid upon initial provision of software for the right to use such software. Such a fee includes RTSA for the period of time described in Section 0

“Major Release” means an issue of software, which significantly adds to, improves or enhances existing base or standard software features and capabilities of the prior Major Release involving more extensive changes to the underlying source code or the user interface than is the case in a Point Release or a Craft. A Major Release may also correct defects in earlier releases. The term “Generic Release” is synonymous with Major Release. A Major Release may also provide new optional software features, which Customer may acquire for additional license fees.

“ODD” means office dependent data.
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“OMP-FX” is the Operation and Maintenance Platform for Flexent installed in any of the Customer’s 1xEVDO Data Networks in Covered System.

“Optional Software Feature” means a feature or functionality of software resident in a Major Release but which is not licensed to Customer as part of BRSS and is available for use by Customer only if Customer pays the applicable separate license fee therefore.

“Pick-A-Pack Program” shall have the same meaning defined in Attachments A. A-1, C and C-1.

“Point Release” means a superseding issue of software, which adds to, improves or enhances existing features and capabilities of the Major Release of the software with which it is associated. A Point Release may also correct defects in earlier releases.
“Pricing Units” mean the pricing elements that are used to compute annual fees for the RTSA Service, as described in Section 0 of this Attachment.

“Remote Technical Support” “RTS” mean the collection of post-deployment support services provided under this Attachment as defined in this Attachment.

“Retrofit”, means a replacement of an existing Major Release (including any subsequently issued Point Releases) with a Software Upgrade that constitutes a new Major Release. Retrofits require modifications of the ODD and/or the ECD.

“Severity 1”, “Severity 2”, “Severity 3” and “Severity 4” mean the severity levels described in this Attachment.

“Software Update” means a partial update of existing software provided to Customer in consideration of Customer’s payment of BRSS fees, and containing one or more of the following, in any combination: (i) improvement in basic call processing capabilities, as well as basic system operation and maintenance, (ii) changes to maintain compatibility between a new system release and features existing in a prior system release (when initially introduced, a new system release may not always be fully compatible with features available immediately prior to such release), (iii) a platform for optional software features, and (iv) consolidations of periodic fixes and overwrites. A Software Update can also be a Point Release or a Craft, if it meets any of those definitions. Seller does not commit that any Software Updates will ultimately be released, made generally available and therefore provided during the term that Customer subscribes to the BRSS Program. Furthermore, Seller does not warrant that any specific features or functionality will be included in any Software Updates that may be provided under the BRSS Program prior to the time that a Software Update is released and made generally available to all BRSS subscribers

“Software Upgrade” refers to a Major Release provided to Customer in consideration of Customer’s payment of BRSS fees. In addition to the four Software Update criteria mentioned above, a Software Upgrade may also provide infrastructure changes. A Software Upgrade differs from a Software Update in that only a Software Upgrade can provide infrastructure changes. Seller does not commit that any Software Upgrades will ultimately be released, made generally available and therefore provided during the term that Customer subscribes to the BRSS Program. Furthermore, Seller does not warrant that any specific features or functionality will be included in any Software Upgrades that may be provided under the BRSS Program prior to the time that a Software Upgrade is released and made generally available to all BRSS subscribers.

“Standard Base Software Release” means the two most recent Major Releases that have been declared generally available. For example, if Major Release N is the latest generally available release, it and Major Release N-1 are considered Standard Base Software Releases.

“T&M basis” means time and material, at Seller’s then prevailing rates to the extent that applicable rates are not set forth in the Attachments A. A-1, C, C-1 and J.

“Third Party Software” means software developed and owned by a third party using their own specifications and licensed to Seller. Any third party warranties are a pass through to Customer.
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STARS #	MWS05CM005A1 (RTS)	MWS05UD0003A1 (BRSS)
“TAC” means Seller’s Technical Assistance Center or equivalent designated center. Seller reserves the right to provide the services described herein from one or more such centers.

“Warmstart” means the service under which Seller will provide the support services necessary to upgrade (evolve) Customer’s ECP and 5ESS databases if the Covered System is not on the current software release as defined in this Attachment.
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STARS #	MWS05CM005A1 (RTS)	MWS05UD0003A1 (BRSS)
12 Multivendor Maintenance Service for Sun Products (“Sun MVM”)
12.1 Elements of Work and Lucent Responsibilities
The services described in this Attachment are for the Sun products incorporated into the “Maintained Products”.

Messaging solutions/offers, which contain Sun products, include:
☐ ***
☐ ***
☐ ***
☐ ***
12.1.1 Description
Lucent’s multivendor maintenance service for Sun products (“MVM SUN”) provides the maintenance services listed below for the Sun products incorporated into Lucent-supported products and solutions installed at Customer’s locations in the United States. MVM SUN service consists of:
☐	Hardware repair or replacement of all defective FRUs

☐	On-site Dispatched Technician, if no remote solution is available, for hardware repair or replacement

☐	Sun software updates and upgrades if and when available, and if Customer is entitled to the update and/or upgrade in accordance with Sun’s software licensing and support policies. Lucent does not commit that any software upgrades will ultimately be released, made generally available and therefore provided during the term that Customer subscribes to this service. Furthermore, Lucent does not warrant that any specific features or functionality will be included in any software upgrades that may be provided under this service.
12.2 Tasks/Deliverables
During the period for which Customer subscribes to MVM SUN service, Lucent will provide the following maintenance services for the Maintained Products.
12.2.1 MVM SUN Response Time Objectives
Lucent will initiate an On-site Repair Request to be performed under the terms of this Attachment only after Lucent acknowledges the Customer-initiated AR that should be submitted under the RTS service as described in Section 2.2, and the following conditions are met: (1) a Lucent technical support engineer determines a part to be suspected faulty, OR (2) Customer has successfully diagnosed and isolated a faulty part, AND (3) a Lucent technical support engineer
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STARS #	MWS05CM005A1 (RTS)	MWS05UD0003A1 (BRSS)
acknowledges Customer’s analysis and identifies the suspected faulty part identification number or code.
Response time is defined as: The point in time from when Lucent requests a technician to be dispatched to Customer’s site (On-site Repair Request) to the time of the technician’s arrival at that site.

Response time objectives are:
☐ MVM SUN UPLIFTED SILVER 24x7:
          ➢ Severity 1 (System down/urgent) situations: ***
          ➢ Severity 2 (System impaired) situations: ***
          ➢ Severity 3 (System operation normal): ***
Response time may be affected by weather or other circumstances not in Lucent’s reasonable control. Response times above apply to systems located within a 30-mile (50 KM) radius of a local service office. Coverage for suburban and rural USA sites over 30 miles from a local service office and non-USA sites is on a case-by-case basis. Please contact your Lucent sales representative for more details regarding availability.
12.2.2 On-site Dispatched Technician
If a problem cannot be resolved remotely, Lucent will send a technician to perform on-site troubleshooting, repair, and testing of the Sun product at Customer’s location to resolve equipment issues.

If the location of the failed FRU is more than 30 miles from the nearest Sun service location additional response time and an increase in the standard service price may be required.
Lucent is responsible for the following activities:
☐ Verification of trouble description with Customer.
☐ Review of active alarms and equipment alarm history.
☐ Diagnose reported trouble and alarms using available test equipment and tools.
☐ For hardware failure of supported product, dispatch technician to repair or replace the defective part and off-line test.
☐ For non-supported equipment, refer trouble back to Customer for resolution.
12.2.3 Hardware FRU Repair or Replacement
☐ Repair or replacement of the Sun product FRU as part of MVM SUN service will be available in accordance with the level of service selected. In some cases, Lucent may arrange for a courier to deliver the FRU to Customer’s location. In such cases, Lucent may require Customer to attempt to replace the unit prior to Lucent dispatching a technician to Customer’s location.
☐ Lucent is responsible for the following activities:
➢	Dispatch and monitoring of on-site repair technician (if no remote remedy is available)
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STARS #	MWS05CM005A1 (RTS)	MWS05UD0003A1 (BRSS)

➢	On-site repair of contracted Sun product hardware.

➢	Provide Sun product FRU(s) as required to restore the unit to original operating condition.

➢	Technician removal of bad FRU(s) for repair.

➢	Provide all mandatory hardware field changes.
12.2.3.1 Hardware Repair Notes:
     For non-Sun FRUs not covered under this Attachment, standard Lucent Repair & Exchange Services (RES) are available.
     Sun hardware repair or replacement availability is dependent upon the availability of spares from the manufacturer.
     All failed FRUs replaced by Lucent become the property of Lucent or its suppliers.
12.3 Customer Responsibilities
To be eligible for MVM SUN service, Customer is required to maintain a valid Lucent Remote Technical Support (“RTS”) contract on Customer’s applicable Lucent-supported solution, platform or product, including the Maintained Products.
Customer agrees to purchase and maintain a contract with Lucent for Remote Technical Support services for each associated system or product that includes a covered Sun Product that is consistent with the Term and Coverage Period of this MVM SUN service.
Customer will provide to Lucent on Lucent Services Start Form the following product detail for each Maintained Product:
☐ Lucent assigned product identification
☐ Product description
☐ Product serial numbers (Lucent and Sun)
☐ Product address (equipment site)
☐ Product configuration (parts listing)
☐ Lucent assigned part identification
☐ Major part serial numbers (chassis, external disk unit, removable disk drives, etc.)
In addition, Customer is responsible for the following throughout the term of this Attachment or any extensions:
☐ Provide the Lucent Account Manager/Services Account Manager with a complete listing of all products to be covered under MVM SUN service, in accordance with the service start-up requirements to properly establish service entitlement.
☐ Provide a serial number, site ID or contract number when requesting service.
☐ Provide the proper environment and electrical and telecommunications connections as
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STARS #	MWS05CM005A1 (RTS)	MWS05UD0003A1 (BRSS)
specified by Lucent.
☐ Provide remote access to the products to enable Lucent or its representatives to perform remote technical support at a time and for a length of time mutually agreeable to both Customer and Lucent.
☐ Maintain a procedure external to the Software and host computer for reconstruction of lost or altered files, data, or programs. Lucent will make reasonable efforts to permit data to be saved/retrievable when feasible; however, Lucent will not be responsible for the cost of reconstructing data stored on disk files, tapes, memories, etc. lost during the performance of MVM SUN service.
☐ Removal of the defective hardware from active service and mounting rack as required for troubleshooting and repair.
☐ Ensure that authorized staff for operation and maintenance is available during the entire support/repair period to provide Lucent or its contractor with information (e.g., model, serial number, current failure symptoms, local procedures and requirements, etc.) upon request so that Lucent can provide Customer with proper support.
☐ Maintain software where any modifications made are approved by Lucent. This includes updates from manufactures of third party software.
☐ Follow all of Lucent’s installation, operation, software and maintenance instructions.
☐ Provide the proper environment and electrical and telecommunications connections as specified by Lucent.
☐ Provide access to the defective products to enable Lucent technicians or contractors to perform maintenance, and provide adequate workspace, lighting, and power as required to perform troubleshooting and repairs.
☐ Provide temporary adequate communications facilities, workspace and storage space for Lucent spare parts, if required by Lucent or their contractors.
☐ Reinstallation of the repaired Sun product or EDU into the mounting rack as required, software restoral and testing, and re-initialization of the component(s) for use.
☐ In addition, Customer is responsible for maintaining the product as follows:
☐ Installing all software product updates within a reasonable time, not to exceed sixty (60) days from the date of availability.
☐ Following all Lucent’s and relevant third party software manufacturer’s applicable installation, operation, administration, and maintenance instructions.
☐ Installing most recent Class A changes.
☐ Maintaining associated solution/platform components at current software release.
12.4 Exclusions
The following exclusions apply to MVM SUN service under this Attachment:
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STARS #	MWS05CM005A1 (RTS)	MWS05UD0003A1 (BRSS)
☐ The following conditions are not covered under the MVM SUN service under this Attachment if a Lucent Technologies technician or their representative is asked to:
➢ Remain on Customer’s site after resolution of a problem.
➢ Respond and provide support for equipment moves or changes.
➢ Provision or install hardware upgrades or reprogram to add additional capabilities or functionality to the products covered under the Attachment/Agreement.
☐ Repair for damages or malfunctions caused by: (1) actions of non-Lucent or non-Lucent contracted personnel or the attachment of products not supported by Lucent; (2) failure to follow manufacturer’s installation, operation, or maintenance instructions, including Customer’s failure to permit Lucent timely remote access to their product; (3) failure of products not serviced by Lucent or Lucent’s contractors; (4) abuse, misuse, or negligent acts of non-Lucent authorized personnel (5) repair to products if Customer or Customer-authorized party modified the product in any manner.
☐ Consumables, including but not limited to cables/cable assemblies, cords, brackets, fan/fan assemblies, firmware, bezels, rack mounting and other hardware kits, fuses, batteries, handles, filters, transformers, face plates, adapters, blank panels, labels, other accessories, technical documentation or other media are not covered MVM SUN service.
12.5 MVM SUN Definitions
MVM SUN Definitions:
“FRU”: Field Replaceable Unit. FRUs are components that are identified by Sun Microsystems as items that can be removed and replaced at Customer’s location. FRUs include, but are not limited to, disk drives, power supplies, and cards contained within the product chassis.

“EDU”: External Disk Unit.
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SCHEDULE 4
ATTACHMENT H, PRODUCT STANDARD INTERVALS
[Attached Hereto]
PROPRIETARY AND CONFIDENTIAL TO METROPCS AND LUCENT TECHNOLOGIES INC.

ATTACHMENT H
PRODUCT STANDARD INTERVALS
Seller’s Standard Intervals are predicated on Customer’s forecasting Product needs in accordance with Section 1.5 of the Agreement, entitled PLANNING INFORMATION.
Seller reserves the right to modify, amend, or change the Standard Interval objectives at any time, provided Seller is doing so in the course of its normal business for all of its customers, however, in no event will any such modified, amended, or changed Standard Interval apply to Purchase Orders that have been issued and accepted in accordance with the terms and conditions of this Agreement. For Products not identified below, Seller shall provide Customer with Standard Intervals for such Product upon Customer’s request and this Attachment H shall be updated accordingly.
Attachment H

						Install	Total
	Quote	Customer	Lucent	Lucent	Normal	(Including	Interval
Alcatel Lucent Product	Preparation	PO	Engineering	Manufacturing	Ship	Integration)	Weeks
* * *

PROPRIETARY AND CONFIDENTIAL TO METROPCS AND LUCENT TECHNOLOGIES INC.

Attachment H

						Install	Total
	Quote	Customer	Lucent	Lucent	Normal	(Including	Interval
Alcatel Lucent Product	Preparation	PO	Engineering	Manufacturing	Ship	Integration)	Weeks
* * *

Timeline Assumptions

* * *

PROPRIETARY AND CONFIDENTIAL TO METROPCS AND LUCENT TECHNOLOGIES INC.

Attachment H

						Install	Total
	Quote	Customer	Lucent	Lucent	Normal	(Including	Interval
Alcatel Lucent Product	Preparation	PO	Engineering	Manufacturing	Ship	Integration)	Weeks
* * *

***
PROPRIETARY AND CONFIDENTIAL TO METROPCS AND LUCENT TECHNOLOGIES INC.

SCHEDULE 5
ATTACHMENT J, SERVICES
[Attached Hereto]
PROPRIETARY AND CONFIDENTIAL TO METROPCS AND LUCENT TECHNOLOGIES INC.

ATTACHMENT J
SERVICES
1.1 Scope. This Attachment contains additional terms and conditions, which together with the terms and conditions of the Agreement, are applicable with respect to orders for the services identified herein ("Services”). The Services to be provided shall be as described in, and may be ordered only after Seller has provided, a Statement of Work ("SOW”). The SOW will either be signed by the Parties or subject to acceptance by Seller following receipt of Customer’s Purchase Order. Each SOW will be governed by this Attachment. To the extent of any inconsistency between a specific term of this Agreement and a specific term in an SOW, the specific term of the Agreement shall govern.
1.2 Responsibilities of the Parties. Responsibilities of Seller, Customer and any third parties for engineering, Site preparation, installation and optimization Services and for all other Services shall be set forth in the applicable SOW. Furthermore, Seller shall have no responsibility or liability with respect to Services performed by third parties retained by Customer. Customer shall provide Seller with such information and reasonable assistance as is timely requested by Seller in order to satisfy its obligations.
1.3 Term of Services. The term for completion of Services shall be set forth in the applicable SOW. In the event that any SOW obligations extend beyond the expiration date of the Agreement, the terms of the Agreement, this Attachment and the applicable SOW shall continue to apply until all such obligations have been satisfied.
1.4 Warranty. The warranty(s) for Services shall be those set forth in Section 4.7 of the Agreement, entitled SERVICES WARRANTIES.
1.5 Prices and Fees. The prices and fees for Services performed by Seller are as set forth in the applicable SOW, but shall be based on the rates set forth in this Attachment and/or in Attachment A, except for Section 1.7.2, which is for informational purposes only. Customer will reimburse Seller for actual out-of-pocket expenses in accordance with Seller’s travel and expense policy, but in no event shall Customer reimburse Seller for entertainment expenses. Expense invoices will include a summary of expenses by major category and expenses will be invoiced on a monthly basis.
1.7 Pricing.
1.7.1	RTS Pricing and Service Level

•	RTS pricing is ***, subject to the terms and conditions set forth in Attachment D

•	In addition to the above, Customer may elect RTS ***, subject to the terms and conditions set forth in Attachment D.

•	Customer has chosen Premium Service *** as further described in Attachment D
PROPRIETARY AND CONFIDENTIAL TO METROPCS AND LUCENT TECHNOLOGIES INC.

•	***.

1.7.2	Engineering, Installation and Integration Pricing
The following pricing model is for informational purposes only. Actual pricing for such Services shall be set forth in a mutually agreed SOW(s). The sample model is the basis for the time intervals in Attachment “H”.
     SAMPLE MODEL 8SM (Switch Module) Configuration New Start

Professional
Product	Engineering	Installation	Integration	Services	Total
***	***	***		***	***
***	***	***			***
***	***	***			***
***	***	***			***
***	***	***			***
***			***	***	***
Total

***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***

Pricing below is for the Services described in Attachment D
***

1.7.4 ModCell Installation Pricing
***
PROPRIETARY AND CONFIDENTIAL TO METROPCS AND LUCENT TECHNOLOGIES INC.

* * *

* * *

1.7.5 RES Pricing
Pricing for RES Next Day Advanced Exchange as described in Attachment G is:

•	***

•	***
     ***
•	***
•	***
     ***
Coverage may be required for third-party product (i.e., Sun) as described in Attachment D.

Cisco coverage to be quoted as Customer’s future network design may require.
     ***
1.7.6	Pricing for Extended Product Support

Pursuant to Section 2.6 of the Agreement, Customer may elect to extend the period for which Seller provides repair services and repair parts ***
PROPRIETARY AND CONFIDENTIAL TO METROPCS AND LUCENT TECHNOLOGIES INC.

SCHEDULE 6
ATTACHMENT K, CO-MARKETING
[Attached Hereto]
PROPRIETARY AND CONFIDENTIAL TO METROPCS AND LUCENT TECHNOLOGIES INC.

ATTACHMENT K
ADDITIONAL TERMS AND CONDITIONS FOR ALCATEL_LUCENT CO-MARKETING PROGRAM
Capitalized terms used herein shall have the meanings ascribed to them in the Agreement unless otherwise defined in this Attachment.
This Attachment provides for application of Seller’s co-marketing program (“Program”) to assist customers of Seller in the promotion of their services in conjunction with Seller and Seller’s products in accordance with the terms of this Attachment and the Program Documentation (“Program Documentation” is defined as the “Co-Marketing Program Guidelines,” “Co-Marketing Branding Logo Usage Guidelines,” and other documentation regarding the Program as that documentation may exist now or in the future); however, in the event of any conflict between the terms of the Agreement (including this Attachment K) and the terms of the Program Documentation, the terms of the Agreement (including this Attachment K) shall control. Customer shall not be liable or responsible for, or bound by, any changes in the Program Documentation unless it is provided to Customer in writing.
Program Credits:

Seller’s co-operative marketing credits (“Co-op Credits”) are calculated and achieved based on Customer’s total paid invoices for qualified Products and Software. Qualified Products and Software include PCS CDMA System Products and AWS CDMA System Products only.
Co-op Credits will accrue as set forth in Attachments A, A-1, C or C-1, as applicable. Co-op Credits are available for use by Customer upon being credited to Customer’s Program records and shall expire if not used prior to the termination or expiration of this Agreement; provided, however, that at a minimum Customer shall have *** in which to use such Co-op Credits. Co-op Credits may be utilized, as explained below, only after Customer’s completion of qualified Program activities, which must be submitted to and approved by Seller as detailed in the Program Documentation.
Credit Utilization:

On a periodic basis, Customer will receive credit memos (“Credit Memos”) from Seller detailing the value of earned Co-op Credits that will be usable only in connection with Customer’s future purchase/license of Seller’s Products and Software after Customer has submitted the appropriate documentation to Seller and Seller has verified each qualified Program activity as detailed within the Program Documentation. Credit Memos may not be deducted from Customer’s current invoices; nor may they be used to bring a delinquent account current. Seller shall send the Credit Memos to:
Mr. Braxton Carter
Chief Financial Officer
MetroPCS Wireless, Inc.
2250 Lakeside Boulevard
Richardson, Texas 75082
***
PROPRIETARY AND CONFIDENTIAL TO METROPCS AND LUCENT TECHNOLOGIES INC.

In no event shall Customer have any right or entitlement to the payment of any monies with respect to the Co-op Credits or Credit Memos. All Co-op Credits and Credit Memos are contingent on and subject to Customer’s compliance with all of the terms and conditions set forth in this Attachment K and in the Program Documentation. If use of Co-op Credits meets the aforementioned terms and conditions in full, Seller will pay up to*** of the cost of a Customer-proposed marketing program. No Co-op Credits will accrue, and no Credit Memos may be used, if a Customer Event of Default has occurred and is continuing (unless and until such time as the Event of Default has been cured by Customer) or if the Agreement has expired or was terminated prior to the accrual and use of such Co-op Credits and/or use of such Credit Memos. Seller also reserves the right, at its reasonable discretion and until mutually agreeable resolution, to disallow Customer’s use of Co-op Credits based on the aggregate balance of past due Seller invoices previously issued to Customer.
Notices:
All notices under this Attachment shall be in writing and shall be given by confirmed facsimile, by nationally recognized overnight courier or by certified or registered mail, addressed to the addresses set forth immediately below or to such other address as either Party may designate by notice pursuant hereto. Such notices shall be deemed to have been given: (a) upon transmission if sent via confirmed facsimile; (b) one (1) Business Day after deposit with a nationally recognized overnight courier; or (c) three (3) Business Days after deposit in the United States certified or registered mail.

To Seller:	To Customer:

***	***
***	***
Alcatel-Lucent	MetroPCS Wireless, Inc.
3400 W. Plano Pkwy	2250 Lakeside Boulevard
Plano, TX 75075	Richardson, TX 75082
***	***
***	***
PROPRIETARY AND CONFIDENTIAL TO METROPCS AND LUCENT TECHNOLOGIES INC.

Alcatel-Lucent Co-Marketing Program
Co-Operative Marketing
Program Guidelines
Purpose
Seller created this Program to assist Customer in the promotion of its services to its customers in conjunction with Seller and Seller’s products. This Program consists of Co-op Credit records, as well as marketing expertise, assistance and/or consultation. Seller’s goal is to help Customer increase sales to its customers of products and services derived from its network, through creative and timely use of Seller-sponsored marketing resources.
How the Program Works
Customer will be contacted by the Seller to discuss and provide contact information for both Seller and Customer. The Program record will then be established and Customer will be notified of record activation based on the contact information provided to Seller. The Program record is a password-protected extranet site and available for Customer to view at any time. The site contains Program financial data, and guidelines (this guide or as amended and updated from time to time).
In order to utilize Co-op Credits, Customer must abide by terms and conditions set forth in this Attachment and the Program Documentation.
Required Forms
The Program Guidelines include samples of each of the forms Customer must complete as required by Seller to remain an active participant in the Program.
Credit Utilization Steps
1.	Plan the Marketing Activity: Customer and a Seller customer team representative will participate in regular planning sessions to develop a plan for the utilization of Co-op Credits. Jointly, they will determine appropriate programs and campaigns supporting the objectives of the Program and complete a “Planning Form” to document each session. Seller reserves the right to limit the level of Co-Op support for any promotion. Customer must detail the activity’s objective, estimated costs and the Seller product or solutions to promote. Seller will review and approve, modify or deny the activity.

Please note that pre-approvals of marketing activities do not guarantee Credit use, as final Credit use approval will be based on submission of required supporting documentation (see Step 3 below), and on Customer’s Program record balance and payment history on the date of submission of Request for Credit. For activities that require usage of the Program Logo, Customer should refer to the section of this document entitled “Co-Marketing Logo Usage” for further details. Appropriate uses of Co-op Credits are included within this document.

2.	Customer must execute the pre-approved marketing activity and remember to document it according to the requirements. Customer must pay its promotional/advertising vendors directly, as Seller will not make payments to Customer’s vendors.
PROPRIETARY AND CONFIDENTIAL TO METROPCS AND LUCENT TECHNOLOGIES INC.

3.	Submit the Request for Credit Form and the required supporting documentation: After the promotion takes place, Customer must complete a co-marketing request for credit form within sixty (60) days after the activity has taken place or the “pre-approval” will automatically expire. For convenience, Customer may include multiple promotions on a single Request for Credit Form, provided they have already been approved through the pre-approval process outlined above. Customer should attach copies of vendor or in-house invoices and other required supporting documentation as required and as specified below, attach proof of performance, including samples of the promotional piece, send completed request form with all supporting documentation to the address listed on the Request for Credit Form for further processing.

Note: If production is done in-house, Customer must include a letter on company letterhead stating the cost breakdown, description and signature from Seller’s representative. For future in-house productions of the same nature, please include a copy of the signed letter.

4.	Credit reimbursement from Seller: Seller will make the credit reimbursement available to Customer within 30-45 days of Customer’s request based on the total amount of credits available to Customer at the time of processing. If a Request for Credit Form submitted has a valid pre-approval number and the required supporting documentation, but the Customer does not have sufficient Co-op Credits at the time to cover the full amount requested, Seller will adjust records up to the available balance and automatically issue a second credit reimbursement once the remaining Co-op Credits are achieved. There is no need for the Customer to submit a second request for the remaining balance due.

5.	Marketing Results: Seller will send the Program Results Form to Customer’s contact via email within sixty (60) days after the pre-approval activity end date to notify Customer that program results are due. Completion of this form provides both Customer and Seller with ongoing access to marketing effectiveness, cost effectiveness, and on-going planning efforts.
Co-Marketing Logo Usage
Guidelines for Program brand and logo usage are set forth within this document together with the section of this document entitled “Alcatel-Lucent Co-Marketing Branding Logo Guidelines”.
Customer must abide by Program Brand and Logo Guidelines. In addition, Seller has the right-of-review/right-of-refusal for all promotional materials identified under the Program. Seller also has the right in its sole discretion to modify or replace the Program Brand and Logo Guidelines at any time.
In addition, the placement and programming context in which the Seller Program logo and/or Seller brand and trademarks appear must be in good taste and represent the policies and philosophies of Seller, as determined by Seller in its sole discretion. Any misuse of the Seller Program logo and/or Seller brand and trademarks will result in immediate suspension from the Program.
Before Customer wishes to utilize the Program Logo, Seller brand, and/or product trademarks, Customer must submit to Seller a creative approval form with a copy of the final creative pieces for approval prior to production. Customer expressly agrees not to use such Indicia unless and
PROPRIETARY AND CONFIDENTIAL TO METROPCS AND LUCENT TECHNOLOGIES INC.

until Seller grants such approval. Customer acknowledges it has no ownership or other interest in the Indicia and shall make no claim to such indicia.
In the event Customer’s use of indicia is withdrawn as provided above or its potential to achieve Co-op Credits is otherwise terminated as provided under the Program Documentation, Customer shall immediately cease use of indicia and return to Seller or, at Seller’s request, destroy all promotional materials that may contain Seller indicia within thirty (30) days. Customer acknowledges that the Indicia constitute a valuable property right of Seller and that use of such without Seller’s permission or in violation of the Program Documentation may cause irreparable harm to Seller and that Seller shall be entitled to injunctive relief to cease use of such indicia in such circumstances.
Customer acknowledges that Seller is the owner of the Program logo and all goodwill attached thereto. This Attachment does not give Customer any interest in the Program logo except the right to use the logo in accordance with the terms of this Attachment and the Agreement. Customer agrees not to attempt to register the Program logo nor to adopt or register anywhere in the world marks that are the same as or confusingly similar to the Program logo.
Customer recognizes Seller’s exclusive and discretionary right to initiate and maintain any legal or administrative proceedings against third parties relative to the protection and defense of the Program logo including the settlement of any dispute with third parties relating to the logo. Customer agrees to cooperate fully with Seller in the protection, maintenance and defense of the Program logo, if sought, and waives any claim it may have against Seller as a result of its exercise of or failure to exercise its exclusive and discretionary right hereunder.
PROPRIETARY AND CONFIDENTIAL TO METROPCS AND LUCENT TECHNOLOGIES INC.

ACTIVITIES ELIGIBLE FOR CO-OP CREDIT MEMOS
AND REQUIRED SUPPORTING DOCUMENTATION

Qualified		Required Documentation	Expenses
Activity	Expenses Covered	and Proof of Performance	NOT covered
Market Research	• ***	• All supporting paid invoices	• ***
• Copy of final report
• Analysis of final results

Lead Generation Programs	• ***	• All supporting paid invoices • Copy of scripts	• ***
• Copy of report/results from the lead generation

Sales Tools & End-User Models	• ***	• All supporting paid invoices • Original sample of piece	• ***
• Analysis of sales results

Direct Mail	• ***	• Sample of piece	• ***
• Copy of paid invoices
• Copy of postage receipt
• Copy of results report of direct mail piece

Print Advertising (including newspaper)	• ***	• Original, actual-sized tear sheet or photocopy showing publication name, date and location • Copy of publisher invoice	• ***
• Copy of paid layout/design, photography invoices
• Analysis of marketing results

Indoor, Outdoor and Vehicle Signage	• ***	• Copy of paid invoice indicating where advertising was posted • Photo of ad	• ***
• Copy of paid invoice for layout/design
• Analysis of promotional results

Radio and TV	• ***	• Copy of paid invoice showing length of commercial, dates and times of spots, where aired, cost per spot, and total cost	• ***
• Station affidavit and a copy of the video/audio tape
PROPRIETARY AND CONFIDENTIAL TO METROPCS AND LUCENT TECHNOLOGIES INC.

Qualified		Required Documentation	Expenses
Activity	Expenses Covered	and Proof of Performance	NOT covered
• Copy of paid invoice for production work
• Analysis of promotional results

Service Provider Created Sales Literature	• ***	• Original sample of piece • Copy of paid invoices • Sales/usage results	• ***
• Success criteria and analysis of results

Trade Shows and Seminars	• ***	• Photo of display • All supporting paid invoices	• ***
• Dates of participation
• Analysis of promotional results

In-House Incentive Programs	• ***	• All supporting paid invoices	• ***
• Copy of promotional piece
• Copy of incentive plan
• Sales results

Point of Purchase Materials	• ***	• All supporting paid invoices	• ***
• Copy of supporting materials
• Analysis of promotional results

Information about Your Services on your Web Site	• ***	• All supporting paid invoices • Hard copy of how it appears on your site • Must appear on web site for consecutive months Sales/usage results	• ***

Other Approved	• ***	• All supporting paid invoices	• ***
PROPRIETARY AND CONFIDENTIAL TO METROPCS AND LUCENT TECHNOLOGIES INC.

Qualified		Required Documentation	Expenses
Activity	Expenses Covered	and Proof of Performance	NOT covered
Promotional Activity		• Copy of all materials • Promotional results
PROPRIETARY AND CONFIDENTIAL TO METROPCS AND LUCENT TECHNOLOGIES INC.

Co-Marketing Program
Co-Operative Marketing
Request for Credit Form
Company
Information

Company Name	Date of Request

Business Address	Program Quarter:

City State Zip
Primary Contract

Alcatel-Lucent Contract Number	Title

	Phone	Fax

Alcatel-Lucent Demand Creation	E-mail

Contact

Type of
Promotions

☐	Market Research Lead Generation Programs	☐	Indoor, Outdoor, and Vehicle Signage
☐	Print Advertising Point of Purchase Materials	☐	Radio and TV
☐	Info. about Your Services on your Web Site	☐	Trade Shows and Seminars Service Provider Created Sales Literature In-House Incentive Program
☐	Co-branding
☐	Direct Mail
Request Details

Please identify and itemize expenses associated with this project below. (Attach additional expenses as required)

	Pre-Approval	Vendor	Date of	Expense	Invoiced	Amount
	Activity Number	Invoice No.	Promotion	Description	Amount	Requested
1

2

3

4

5

Total Requested Amount

$
DON’T FORGET
•	Attach required documentation with your request (see Program Guidelines).
PROPRIETARY AND CONFIDENTIAL TO METROPCS AND LUCENT TECHNOLOGIES INC.

•	Please include copies of all relevant Creative Approval and Planning Forms with your request. Keep a copy for your records.

•	Pre-approvals of marketing activities do not guarantee credit memos, as final approval will be based on submission of required supporting documentation, and on Customer’s Program records balance on the date of submission of Request for Credit.

•	Requests must be received within 90 days of the activity date.
PROPRIETARY AND CONFIDENTIAL TO METROPCS AND LUCENT TECHNOLOGIES INC.

Co-Marketing Program
Co-Operative Marketing
Planning and Creative Approval Form
Company
Information

Company Name	Date of Request

Business Address	Program Quarter:

City State Zip
Primary Contact

Title

Alcatel-Lucent Contract Number	Phone	Fax

E-mail

Alcatel-Lucent Demand Creation
Contact
Activity
Description

Advertising Media Type (check all that apply)

☐	Market Research Lead Generation Programs	☐	Indoor, Outdoor, and Vehicle Signage
☐	Print Advertising	☐	Radio and TV
☐	Point of Purchase Materials Info. about Your Services on your Web Site	☐	Trade Shows and Seminars Service Provider Created Sales Literature In-House Incentive Program
☐	Co-branding
☐	Direct Mail

			Activity Description		Lucent
Amount
	Start Date	End Date	(include media name)	Objective	Contribution	Requested
1

2

3

4

Total Planned Expenditures $
PROPRIETARY AND CONFIDENTIAL TO METROPCS AND LUCENT TECHNOLOGIES INC.

DON’T FORGET
•	Include creative with the completed form for approval.

•	All creative bearing the Alcatel-Lucent Program logo, name and/or Alcatel-Lucent product trademarks must be approved prior to placing the creative in any media.

•	When Alcatel-Lucent requires modifications to meet the approved guidelines, all required revisions must be made and resubmitted to Alcatel-Lucent for final approval.

•	Complete performance (e.g. tearsheet) must be submitted to CoAMS, Inc. upon completion of promotional activity.

Alcatel-Lucent	Customer

By:	By:

Name:	Name:

Title:	Title:

PROPRIETARY AND CONFIDENTIAL TO METROPCS AND LUCENT TECHNOLOGIES INC.

Co-Marketing Program
Co-Operative Marketing
Program Results Form
Company
Information

Company Name	Date of Request

Business Address	Program Quarter:

City State Zip
Primary Contact

Title

Alcatel-Lucent Contract Number	Phone	Fax

E-mail

Alcatel-Lucent Demand Creation
Contact
Program
Effectiveness
Describe the Marketing Program
Target Audience:
What problem was the goal of the Marketing Program??
Project Objectives
Did this marketing program meet the objectives?       ☐ Yes      ☐ No
Please detail the results of the project in relation to the objectives.
Please detail the key success factors of the marketing program; , why was this program successful or not successful?
If you ran the same program again in the future, what would do differently?

On a scale of 1-10, please rate the effectiveness
this marketing project. (1=poor, 5=fair,
10=excellent)
Customer Rating (1-10)

Alcatel-Lucent Rating (1-10)

PROPRIETARY AND CONFIDENTIAL TO METROPCS AND LUCENT TECHNOLOGIES INC.

DON’T FORGET	SUBMIT RESULTS TO:

• Submit Marketing Results Form within 60 days of Program end.	Your Alcatel-Lucent Representative as indicated in the Pre-Approval Form
Alcatel-Lucent
Co-Marketing Branding Logo Guidelines
***
Alcatel-Lucent is currently building its new, integrated Co-Marketing Branding program for customers. We have created an interim logo for immediate customer co-branding needs. The logos are to be used for Alcatel-Lucent customer marketing materials only and have been created to replace existing Alcatel and Lucent Technologies co-branding logos.
Only approved logos can be used for customer co-marketing programs. All logos are available at the Alcatel-Lucent Brand Asset Library Web Site.
•	Customers and production suppliers can access the Brand Asset Library at ***
o	External users must click on the “New User Request” button to register and receive log-in information. While registering, external suppliers must provide an Alcatel-Lucent employee contact to confirm their need to access the site. This normally takes 24-48 hours.

o	Wordmark files are provided in both color and black and white.
■	EPS version of this logo must be used for all print applications.
■	The .JPG version is appropriate for Microsoft applications and web pages.
Please delete all previous co-branding logos and use the interim wordmark for all partner applications during the transition period, while the new Alcatel-Lucent co-branding programs and designations are defined. These temporary wordmarks will be replaced with new Alcatel-Lucent partner identification when the final program is announced.
PROPRIETARY AND CONFIDENTIAL TO METROPCS AND LUCENT TECHNOLOGIES INC.

Brand & Logo Usage Guidelines
***
Logo Elements
Logo elements may not be modified or altered

Linking Phrase:
•	The interim customer co-marketing logo includes the linking phrase “In Collaboration with.”

Icon:

•	The “A” and “L” are written in a fluid manner, which implies movement. Purple symbolizes ambition and is associated with creativity, wisdom, and dignity.

WordMark:

•	A strong contemporary typeface with the combined name Alcatel-Lucent.
***
Co-Marketing Branding Process
Please follow all logo guidelines, specifications, and procedures that are stated in the existing co-marketing agreement section of current partner contracts.
General Usage Guidelines:
•	The “In collaboration with” logo can never be combined with any other logo to form a composite logo.

•	The “In collaboration with” logo may not be altered in any way from the way it is provided by Alcatel-Lucent.

•	The “In collaboration with” logo may not be used for any other purpose without permission.

•	The “In collaboration with” logo may be reproduced in all black or with the Wordmark in black and the Icon and stylized hyphen “dot” between the words Alcatel and Lucent in purple (Pantone 266).

•	The “In collaboration with” logo must always maintain a minimum staging of 1/2 the diameter of the Icon of clear space around the entire logo.

•	Preferred placement of the “In collaboration with” logo is on a white or light color background. If placed over a dark color background a white frame must be placed behind the logo, which includes the minimum clear space
o	The logo can be placed on a screened background as long as the logo is clearly visible and the background is of high contrast.
•	The Brand Strategy and Advertising Group must receive a layout of all materials that include the “In collaboration with” logo for review and approval prior to production.
o	These materials must be submitted to one of the following approvers no less than 5 business days in prior to production.

***	***
PROPRIETARY AND CONFIDENTIAL TO METROPCS AND LUCENT TECHNOLOGIES INC.

600 Mountain Avenue	600 Mountain Avenue
3A-405	3B-426D
Murray Hill, New Jersey 07974	Murray Hill, New Jersey 07974
***	***
***	***
***	***
Print Usage Guidelines
Logo Size:
•	The “In Collaboration with” logo must be smaller than the customer logo. A general formula is half the size of the length and width of the customer logo.

•	“In Collaboration with” must be at least one and a half (1 1/2) inches in width.

•	Vertical height must be no less than 50% of the customer’s logo measured diagonally or vertically, whichever is greater.
Logo Position:
•	Must appear in the lower left or right corners of the advertisement, or embedded in the copy block.

•	May not be part of the visual element of the promotional material. There should be a space of at least 1/2 of the height of the Icon between the entire signature and any edge of the printed surface.

•	The area surrounding the logo should be even, un-patterned, and free from typography, illustration or other graphic elements.
Logo Color:
•	In color applications, the Icon and stylized hyphen “dot” must always be printed in Pantone 266; process mix CMYK; C-70, M-85, Y-0 K-0 or RGB; R-105, G-80, B-161.

•	The logo may be reproduced in black.
PROPRIETARY AND CONFIDENTIAL TO METROPCS AND LUCENT TECHNOLOGIES INC.

Media Usage Guidelines
Television, Inflight, and Infomercials:
•	“In Collaboration with” must be incorporated into the broadcast in appropriate context.

•	“In Collaboration with” must appear for at least three (3) seconds in a :30 second commercial.

•	Minimum of a five (5) word voice-over copy mention must be included and may not appear in legal disclaimer tag.
Radio Advertising:
•	Must be at least one mention of Alcatel-Lucent and/or products per 60-second spot and may not appear in legal disclaimer tag.
Screen Placement:
•	Must be completely within the title-safe area and must not be less than 50% of the customer’s logo measure vertically or diagonally, whichever is greater.
Outdoor Advertising:
•	“In Collaboration with” must not be less than 50% of the customer’s logo measured vertically or diagonally, whichever is greater.
Seller reserves the right-of-review and right-of refusal for approval for all marketing communications under this program prior to printing and or publication.
PROPRIETARY AND CONFIDENTIAL TO METROPCS AND LUCENT TECHNOLOGIES INC.

SCHEDULE 7
ATTACHMENT L, MESSAGING
[Attached Hereto]
PROPRIETARY AND CONFIDENTIAL TO METROPCS AND LUCENT TECHNOLOGIES INC.

ATTACHMENT L
MESSAGING
1.1 Scope. This Attachment and the following Appendices contain the prices and additional terms and conditions, which together with the terms and conditions of the Agreement, are applicable to Purchase Orders for Seller’s Messaging Products and Services identified herein. To the extent of any inconsistency between a specific term of this Attachment and a specific term of the Agreement, the term of this Attachment shall govern, but only with respect to the Products and Services described herein.
Appendix 1 Prices
Appendix 2 Integration Services
Appendix 3 Microsoft End User License Agreement
1.2 Definitions. In addition to the definitions set forth in Section 1.1 of the Agreement, the following terms in this Attachment shall have the meanings ascribed to them below.
1.2.1 “Capacity On Demand (COD) Software”, “COD Software” or “Software with COD” means Software that determines the capacity of Seller’s Messaging Products to, among other things, store messages, create mailboxes and add functionality to mailboxes. Software with COD may be enabled at the time of manufacture or remotely after installation, in incremental units of capacity, for the prices set forth in Appendix 1.
1.2.2 “Enablement Date” and “Day of Enablement” means the date on which Seller remotely activates COD Software.
1.2.3 “Messaging Product” means a voice, text or multimedia Product described or listed in this Attachment.
1.2.4 “Messaging Software” means voice, text or multimedia Software described or listed in this Attachment.
1.2.5 “Messaging Services” means Services (integration, maintenance, data migration, etc.) related to Messaging Products or Messaging Software.
1.2.6 “System” means, collectively, any Messaging Product (or component thereof) and Messaging Software composing a voice messaging system, such as the AnyPath ® System.
1.3 Warranty. For COD Software, the Warranty Period begins ***. The Warranty Period for any Messaging Product or Messaging Software is the Warranty Period set forth in the Agreement. The Warranty Period for any Messaging Product or Messaging Software (or part thereof) repaired or replaced under the warranty provisions of the Agreement is the unexpired portion of the original Warranty Period ***, whichever is longer. Warranty for Services shall be as set forth in Section 4.7 of the Agreement. During the Warranty Period for Messaging Products and Messaging Software, ***
PROPRIETARY AND CONFIDENTIAL TO METROPCS AND LUCENT TECHNOLOGIES INC.

Seller makes no warranty with respect to defective conditions or non-conformities resulting from a software application not provided by, recommended in writing by or not developed by Seller
(“Non-Alcatel-Lucent Supplied Application”), including, but not limited to, any application developed using any Seller service creation environment product. In addition, Seller shall have no liability whatsoever for any failure, harm or loss to the extent caused by any Non-Alcatel-Lucent Supplied Application.
Customer may order certain COD Software features, such as password reset, conference mailbox, skip password, magistrate mailbox and monitor mailbox, which when enabled could be improperly used in violation of privacy laws. By ordering such features, Customer assumes all responsibility for assuring the proper and lawful use of such features by its employees, agents and contractors, but not for improper or unlawful use by Seller’s employees, agents, contractors or third parties and all liability for any improper or unlawful use of such features by its employees, agents and contractors, but not for improper or unlawful use by Seller’s employees, agents, contractors or third parties.
1.4 Post-Warranty Maintenance. After the applicable Warranty Period, Customer may order maintenance Services, including remote support Services, for Messaging Products and Messaging Software under Attachment D to the Agreement for the prices stated in Appendix 1 to this Attachment.
1.5 Prices and Fees. The prices and fees for Messaging Products and Messaging Software provided by Seller are as set forth in Appendix 1 to this Attachment. ***. Transportation fees shall be charged in accordance with Section 1.12 of the Agreement.
1.6 Orders for COD Software. Purchase Orders for Messaging Products, Messaging Software and COD Software will be placed with Seller in accordance with Section 1.6 of the Agreement and paid for in accordance with Section 1.10 of the Agreement. Except for COD Software installed by Seller, shipment, delivery, and installation of remotely enabled COD Software will be deemed to have occurred on the Date of Enablement. Seller will provide Customer with written notification that the COD Software has been remotely enabled within two (2) business days following the Date of Enablement. Orders for COD Software may not be canceled on or after the Date of Enablement.
1.7 Integration Services, Training and Documentation. At Customer’s request, Seller will provide any or all of the installation, engineering, integration and data migration Services for the AnyPath System. A general description of such Services is included in Appendix 2, “Integration Services”. The specific Messaging Services to be performed for Customer and associated fees will be described in one or more written statements of work based upon the scope of Messaging Services required by Customer. Each statement of work will be signed by representatives of both parties and will be deemed to incorporate the terms of the Agreement, including this Attachment.
Unless otherwise noted in the applicable Purchase Order, Customer will select, and Seller will provide to Customer the training, consultation Services and documentation included in the
PROPRIETARY AND CONFIDENTIAL TO METROPCS AND LUCENT TECHNOLOGIES INC.

integration services described in Appendix 2, “Integration Services” at the prices stated in Appendix 1, “Prices”.
1.8 Site Requirements. Seller will furnish specifications for power, physical and environmental requirements for the equipment room where Messaging Products and Messaging Software will be installed. Customer is responsible for ensuring that these specifications are met.
In addition,Customer is responsible for complying with all building and electrical codes applicable to the equipment room unless Seller has undertaken this responsibility in writing, e.g., in a statement of work.
1.9 Technical Support Center.
During the Warranty Period for the Messaging Products and Messaging Software, Seller will provide Customer with access to Seller’s technical support services center (“TSSC”), staffed by Seller-certified technicians, for 24-hour, 7 days a week problem reporting and resolution (1-866-Lucent8). The TSSC will provide analysis for System malfunctions, including actions to verify a problem and the conditions under which the problem exists or recurs, and corrections.
1.10 Availability of Products, Maintenance Service and Parts. Continuing Product support for Messaging Products shall be in accordance with Section 2.6 of the Agreement.
1.11 Additional Software License Terms. In addition to the applicable Software license provisions of the Agreement, the following additional terms and conditions shall apply to Messaging Software:
1.11.1 COD Software. Each incremental unit of capacity for COD Software will be considered a separate item of Messaging Software that is licensed in object code form to Customer pursuant to the terms of the applicable Software license provisions of the Agreement. Only that COD Software that has been properly ordered from Seller, paid for by Customer, and whose enablement has been authorized and directed by Seller, will be licensed to Customer.
1.11.2 Only Seller May Enable Software Features. Only Seller is entitled to authorize the enablement of any COD Software. Customer shall not enable or attempt to enable any COD Software or features or capabilities inherent in the COD Software, and Customer shall not permit or assist any third party to do so. Seller represents and warrants to Customer that Seller will authorize and enable all features and/or capabilities of the COD Software ordered in the applicable Purchase Order.
1.11.3 Conditions for Enablement of Software Feature Products. As a condition of Seller’s enablement of COD Software features and capabilities, Customer shall make available remote System-level access to Customer’s Systems at a time and for a length of time mutually agreeable to both Customer and Seller.***
1.11.4 Third Party Software. Customer agrees to be bound by the terms and conditions of Appendix 3 to this Attachment. With regard to other third party software licensed to Customer under this Attachment, if the scope of the license and restrictions on use stated
PROPRIETARY AND CONFIDENTIAL TO METROPCS AND LUCENT TECHNOLOGIES INC.

in the Agreement and Appendix 3 differ from the terms of any license agreement packaged with Software developed by a third party, the terms and conditions of the packaged license agreement shall take precedence. Appendix 1 contains a list of third-party Software that is bundled with the AnyPath System.
1.12 Internet Access. Customer acknowledges that the use of and connection to the Internet is inherently insecure and that connection to the Internet provides opportunity for unauthorized access by a third party to Customer’s computer systems, networks and any and all information stored therein. Without limiting Seller’s express warranties to Customer, Customer acknowledges and agrees that Seller makes no express or implied warranty or condition that its Systems are immune from or prevent fraudulent intrusion, unauthorized use or disclosure or loss of proprietary information. If Customer chooses to connect the Messaging Systems to the Internet, Customer does so at its own risk and is strongly advised to take steps to minimize unauthorized access though any Internet connection. SELLER SHALL NOT HAVE ANY LIABILITY WHATSOEVER FOR ANY FAILURE, HARM OR LOSS CAUSED BY OR ARISING FROM: (I) ANY UNAUTHORIZED ACCESS THROUGH AN INTERNET CONNECTION, REGARDLESS OF WHETHER A FIREWALL OR OTHER INTERNET SECURITY FEATURE IS INCLUDED WITH THE MESSAGING PRODUCT OR SOFTWARE; OR (II) CUSTOMER’S USE OF THE INTERNET INCLUDING WITHOUT LIMITATION ACCESSING AND DOWNLOADING ANY MATERIALS AVAILABLE ON THE INTERNET FOR USE ON OR IN CONNECTION WITH THE MESSAGING PRODUCT OR SOFTWARE. IN ADDITION, SELLER SHALL NOT BE RESPONSIBLE FOR ANY DEGRADATION IN SYSTEM OR PRODUCT PERFORMANCE CAUSED DIRECTLY OR INDIRECTLY BY AN INTERNET CONNECTION.
PROPRIETARY AND CONFIDENTIAL TO METROPCS AND LUCENT TECHNOLOGIES INC.

Appendix 1
Prices for AnyPath® Systems
Seller will provide Customer with an Initial AnyPath® System at ***.
          This initial system will be configured as follows:
■	AnyPath R10 Mainstream software

■	Telephony Front End cabinet

■	High Density Telephony Servers (HDTS)

■	Front-End LAN switches

■	Back-End cabinet

■	Message Servers (MS)

■	Back-End LAN switches

■	SS7 Integration

■	American English, American Spanish and Mandarin (if applicable) languages

■	768 ports

■	200,000 basic voice mailboxes

■	30,000 Megabytes of Storage

Note: This initial system pricing does not include spares
Seller will provide Customer growth pricing at ***. Any telephony server, message server, and/or additional cabinetry hardware required to support the additional Basic Voice mailbox capacity is also included.
•	Seller will provide Customer a quote for services pricing including engineering, installation, and integration and migration (if required) based on specified configuration(s) at the time of deployment.

•	Seller will provide Customer with a ***.
For the avoidance of doubt, Customer may change/switch customers associated with mailboxes without charge.
PROPRIETARY AND CONFIDENTIAL TO METROPCS AND LUCENT TECHNOLOGIES INC.

Prices for Maintenance Services
Following are the prices for Remote Technical Support (“RTS”) Service and Repair & Exchange Service (“RES”) Advanced Exchange—Next Day for AnyPath Systems, including Sun maintenance Service. The scope of such Services is described in Attachment D.

Service – Option	Price ($) per Year		Per		Ordering Instructions
***	*	**	*	**	300780335
***	*	**	*	**	300780335
***	*	**	*	**	300780335
***	*	**	*	**	300780335
Pricing Notes:
•	***

•	If there are more than 1.6M voice messaging subscribers on an AnyPath System in a given Market, an additional back-end cabinet is required.

•	All prices are in $US, unless stated otherwise.

•	If Customer purchases additional Products or Software licenses of the same type for which RTS is in effect or additional license capacity during the Initial Term or any Renewal Term, Customer will pay ***.
PROPRIETARY AND CONFIDENTIAL TO METROPCS AND LUCENT TECHNOLOGIES INC.

Third Party Software
The following third-party Software programs are bundled with the AnyPath R10 System:

Supplier	Program
Microsoft Licensing Inc.	Windows

Nuance Communications Inc.	Nuance8 ASR for SM, Nuance8 ASR tier A, Nuance8 ASR tier B, Nuance VAD, Real Speak (TTS)

RogueWave Software Inc.	SourceProC++ and SourcePro Net

Novell	SUSE Linux

SNMP Research	BRASS, Emanate Master Agent, Emanate Host Resources MIB Subagent, Emanate for UNIXWARE Master Agent and Subagents from DK, Emanate for UNIXWARE MIB Subagent

Sun Microsystems Inc.	SunOne Web Server, SunOne Directory Server 5.1

Genesys	VoiceXML engine

Versant Ltd.	OO DBMS 6.0.1.1
PROPRIETARY AND CONFIDENTIAL TO METROPCS AND LUCENT TECHNOLOGIES INC.

Appendix 2
Integration Services
A. AnyPath Installation/Engineering and Integration Services
OVERVIEW
Deployment of AnyPath consists of two services groupings: engineering/installation and integration. Each service grouping may be purchased separately. Because of the variations in purchased AnyPath configurations, integration parameters and Customer’s network structure, the Services that Seller provides for each deployment are specific to each Customer. Seller will provide engineering, installation, integration and/or data migration services as determined by Customer’s requirements and as defined within the relevant statement of work. Deliverables listed below are applicable to AnyPath Basic Voice Mail and AnyPath Unified Messaging (UM) configurations. UM may have additional, optional, Services corresponding to UM optional functions purchased. Additional UM Services will follow the Basic Voice Mail/UM format listed below, applied to any additional UM functionality purchased. Briefly stated, general deliverables for each of the offered services are as follows:
     Engineering/Installation
▪	Site survey (joint effort with Customer)

▪	Subsequent detailed engineering of physical requirements

▪	Ordering and delivery of required cable and connectors and miscellaneous hardware

▪	Unpacking of equipment

▪	Placement/mounting of equipment

▪	Cabling and connection of cables
     Integration
▪	Project management

▪	Internal cabinet connections

▪	Switch/network consultation as it applies to the VPMOD

▪	Power up sequencing

▪	Database and operating Software verification

▪	Purchased functionality testing

▪	Integration testing

▪	System operational testing

▪	Cut-over
INSTALLATION DETAIL
Installation begins with a site survey as part of the preparation process. Customer, in consultation with Seller’s installation group, performs the site survey by completing the Seller-provided “Network Integration Assessment” document in conjunction with the “New Systems Installation Topics Guide” which describes how to complete the Network Integration document.
PROPRIETARY AND CONFIDENTIAL TO METROPCS AND LUCENT TECHNOLOGIES INC.

When completed, the documentation is provided to Seller for technical assessment and subsequent engineering. The technical assessment will be presented to and discussed with Customer to address necessary site requirements. Installation will include physical site preparation requirements to ready the AnyPath System for implementation. Typical installation detail and responsibilities (of Seller unless specified) are as follows:
Develop Pre Installation Checklist to include:
▪	AnyPath equipment dimensions – site clearances

▪	AnyPath equipment location (Seller and Customer)

▪	Verification that installation of equipment is completed

▪	Power and grounding cables / lugs; required circuit breakers for A/B power spec.

▪	T1 cable information – connector type/pin outs and quantities

▪	AC service outlet requirements and location (Customer provided parts and installation)

▪	10BaseT Lan cable information – connector type/pin outs and quantities (Seller and Customer)

▪	SS7 link information – A or F links, SSN (Seller and Customer)

▪	Phones for each switch and/or HLR, to be used for testing (Customer provided)

▪	Access to facilities protocol (Customer provided)
Physical Location Determination and Installation
▪	Foot print designation for AnyPath complex

▪	AnyPath Complex Rack Bolt Down
DC Power and Grounding (PDU) connections and cabling
Telephony Server Front End Cabinet and Message Server Back End Cabinet not each element.
▪	“3” Power drops –48VDC / 70 Amps (or as specified). Power is 2 Drops per TS Front End Cabinet and 4 Drops per MS Back End Cabinet

▪	“3” Grounding drops Same numbers as above

▪	Termination points (provided by Customer)
T1 Physical Cabling and Connections
▪	“x” RJ-45 Alcatel-Lucent 5ESS (or equivalent)

▪	T1 Continuity Testing (Loop back RJ-45)
ACS Cabling
▪	TCP/IP Ethernet Cables RJ-45 x2 (1per ACS)
INTEGRATION DETAIL
Integration will include project management, coordination, planning, consultation, configuration & integration testing of the AnyPath System by Seller to Customer’s network, as well as turn up/cut-over support.
PROPRIETARY AND CONFIDENTIAL TO METROPCS AND LUCENT TECHNOLOGIES INC.

Project Management
Typically, as part of Project Management, Seller works with Customer to enable Customer to provide or define:
▪	Placement of AnyPath network elements

▪	Inbound and outbound trunk groups – agree on CIC or MLHG assignments.

▪	Assigned IP addresses for Anypath. Define subnet, gateway, default router, DHCP

▪	IP address and bind info for the SMSC

▪	Pointcodes – Anypath, STP’s, HLR’s int./ext./both, MSC’s, Global Title

▪	Multi Line Hunt Groups

▪	Best option for remote access to AnyPath complex
Seller provides project management from project definition through program completion. Project managers develop the Statement of Work that outlines roles and responsibilities, the Project Plan, and Test Plan. Subject to approval by Customer, the project managers coordinate Project Plans and manage the resources during the project life cycle. The project manager’s work with Customer representative(s) to achieve on-time service delivery. The project managers use proven industry-standard project management processes and procedures.
Initial On-site Integration
▪	Power up all AnyPath components

▪	Configure database – system options, COS provisioning and mailbox profiles

▪	Verify T1 spans, SS7 links, and bind to SMSC are up
Perform Call Test Plan Integration
▪	Build test mailboxes on each Message Server (MS)

▪	Verify integration to personal greeting for different call cases
o	No answer

o	Busy

o	Multiple Greetings

o	Phone off, local, for phones each HLR

o	Phone on, roaming, for phones each HLR

o	Phone off, roaming, for phones each HRL
▪	Verify mailbox locator application for each MS.

▪	Verify integration to each HDTS.
Out-call Tests
▪	Outcall to pager/phone – verify pager sequences and re-try schedule

▪	Call Sender / Rebound (if applicable)

▪	Fax outcall

▪	Speech Dialing/Speech Messaging, etc. application access (if applicable)
MWI / Notification Testing
PROPRIETARY AND CONFIDENTIAL TO METROPCS AND LUCENT TECHNOLOGIES INC.

▪	Verify phone gets update of proper ICON, Text Message and/or M/W Count

▪	SMS M/W count notification to the SMSC

▪	SMPP cut through page to SMSC

▪	SS7 IS41 TCAP notification – INFODIR or MSGDIR. Test Global Title to each HLR if multiple HLR’s in network. Verify with INET that the HLR’s send acknowledgment message back to AnyPath

▪	SS7 ISUP notification

▪	SMDI Notification
CDR’s, Reports, Logs and Alarms
▪	Verify CDR events are generated

▪	Verify reports function

▪	Verify logs and alarms
Test SS7 Signaling ANSI-41 (determine and test)
▪	56 K Ports SS7 A-Link assignments to STP

▪	56 K V.35 1 per ACS

▪	SS7 Point Code assignment definitions (STP GTT Routing)

▪	ACS SS7 DPC assignment for HLR /switch
Test Sample Switch Translations
▪	Seller 5ESS (or appropriate switch) translations for Call Forwarding on Busy and No Answer

▪	Support of outdialing from AnyPath to Seller 5ESS (or appropriate switch)
Determine and Test TCP/IP
▪	TCP/IP Hub/Switch assignment position

▪	ACS TCP/IP address assignment

▪	TS and MS TCP/IP address assignment

▪	SMS-C TCP/IP address assignment

▪	Provisioning TCP/IP address assignment

▪	Subnet TCP/IP assignments

▪	TCP/IP Routing assignments

▪	TCP/IP Address assignment for SMS-C
     Test Operator Web User Interface (OWUI) — I/O Service terminal functionality
▪	Verify HTTP access to AnyPath

▪	Verify interfaces

▪	Cut-through

▪	Command line interface (CLI)

▪	Voice express menus (Vex)

▪	Command line

▪	Verify On Line Documentation access
PROPRIETARY AND CONFIDENTIAL TO METROPCS AND LUCENT TECHNOLOGIES INC.

Provide In-Service/Cut-Over Support
PROPRIETARY AND CONFIDENTIAL TO METROPCS AND LUCENT TECHNOLOGIES INC.

Appendix 3
Microsoft End User License Agreement
Microsoft Licensing Inc. has contractually obligated Alcatel-Lucent Technologies Inc. to include the following terms, conditions and disclaimers in any agreement for the supply of a bundled product incorporating software licensed from Microsoft Licensing Inc. or its affiliates (“MS”).
Upon delivery of the AnyPath System, you, Customer, will have acquired a device (“Device”) that includes software licensed by Alcatel-Lucent Technologies Inc. from MS. Those installed products of MS origin, as well as associated media, printed materials, and “online” or electronic documentation (“SOFTWARE”) are protected by international intellectual property laws and treaties. The SOFTWARE is licensed, not sold. All rights reserved.
IF YOU DO NOT AGREE TO THIS END USER LICENSE AGREEMENT (“EULA”), DO NOT USE THE DEVICE OR COPY THE SOFTWARE. INSTEAD, PROMPTLY CONTACT ALCATEL-LUCENT TECHNOLOGIES INC. FOR INSTRUCTIONS ON RETURN OF THE UNUSED DEVICE(S) FOR A REFUND. ANY USE OF THE SOFTWARE, INCLUDING BUT NOT LIMITED TO USED ON THE DEVICE, WILL CONSTITUTE YOUR AGREEMENT TO THIS EULA (OR RATIFICATION OF ANY PREVIOUS CONSENT).
GRANT OF SOFTWARE LICENSE. This EULA grants you the following license:
➢	You may use the SOFTWARE only on the DEVICE.

➢	NOT FAULT TOLERANT. THE SOFTWARE IS NOT FAULT TOLERANT. ALCATEL-LUCENT TECHNOLOGIES, INC. HAS INDEPENDENTLY DETERMINED HOW TO USE THE SOFTWARE IN THE DEVICE, AND MS HAS RELIED UPON ALCATEL-LUCENT TECHNOLOGIES, INC. TO CONDUCT SUFFICIENT TESTING TO DETERMINE THAT THE SOFTWARE IS SUITABLE FOR SUCH USE.

➢	***

➢	Note on Java Support. The SOFTWARE may contain support for programs written in Java. Java technology is not fault tolerant and is not designed, manufactured, or intended for use or resale as online control equipment in hazardous environments requiring fail-safe performance, such as in the operation of nuclear facilities, aircraft navigation or communication systems, air traffic control, direct life support machines, or weapons systems, in which the failure of
PROPRIETARY AND CONFIDENTIAL TO METROPCS AND LUCENT TECHNOLOGIES INC.

Java technology could lead directly to death, personal injury, or severe physical or environmental damage. Sun Microsystems, Inc. has contractually obligated MS to make this disclaimer.

➢	No Liability for Certain Damages. EXCEPT AS PROHIBITED BY LAW, MS SHALL HAVE NO LIABILITY FOR ANY INDIRECT, SPECIAL, CONSEQUENTIAL OR INCIDENTAL DAMAGES ARISING FROM OR IN CONNECTION WITH THE USE OR PERFORMANCE OF THE
SOFTWARE.	THIS LIMITATION SHALL APPLY EVENT IF ANY REMEDY FAILS OF ITS ESSENTIAL PURPOSE.
IN NO EVENT SHALL MS BE LIABLE FOR ANY AMOUNT IN EXCESS OF ***
➢	Limitation on Reverse Engineering, Decompilation, and Disassembly. You may not reverse engineer, decompile, or disassemble the SOFTWARE, except and only to the extent that such activity is expressly permitted by applicable law notwithstanding this limitation.

➢	SOFTWARE TRANSFER ALLOWED BUT WITH RESTRICTIONS. You may permanently transfer rights under this EULA only as part of a permanent sale or transfer of the Device, and only if the recipient agrees to this EULA. If the SOFTWARE is an upgrade, any transfer must also include all prior versions of the SOFTWARE.

➢	EXPORT RESTRICTIONS. You acknowledge that SOFTWARE is of US-origin. You agree to comply with all applicable international and national laws that apply to the SOFTWARE, including the U.S. export Administration Regulations, as well as end-user, end-use and country destination restrictions issued by U.S. and other governments. For additional information on exporting the SOFTWARE, see http://www.microsoft.com/exporting/.
PROPRIETARY AND CONFIDENTIAL TO METROPCS AND LUCENT TECHNOLOGIES INC.